Exhibit 10.2


This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act of 1933.

                           MARSH & McLENNAN COMPANIES
                   2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
                   ----------------------------------------------------


Terms and Conditions of 10-Year Restricted Stock Awards to U.S. Grant Recipients
- --------------------------------------------------------------------------------


This award of restricted stock, granted on [Grant Date] under the Marsh & McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award Plan (the "Plan"), is subject to the following terms and conditions:

I. AWARD VESTING AND DISTRIBUTION
   ------------------------------

     A.  Vesting Period
         --------------

         Your award of restricted stock is scheduled to vest on the earlier of
         (1) [Vesting Date] or (2) the later of your Normal or Deferred Retirement Date (as such terms are defined in MMC's primary retirement plan applicable to you).

     B.  Stock Distribution
         ------------------

         The shares will be distributed as soon as practicable after the vesting, except for employees expected to be covered under Section 162(m)(3) of the U.S. Internal Revenue Code of 1986, as amended. For covered employees, MMC may exchange the restricted stock for restricted stock units prior to vesting and defer distribution until the date that would result from applying clause (2) from Section IA herein, or such earlier date pursuant to Sections IVA, IVB or VA herein.

         Employees covered under 162(m)(3), according to U.S. Internal Revenue Service regulations, include (1) the chief executive officer of MMC as of the last day of the year of distribution and (2) the four highest-paid executive officers of MMC, other than the chief executive officer, who are employed on the last day of the year of distribution.

II. RIGHTS OF RESTRICTED STOCK
    --------------------------

     You will receive dividends on the restricted stock, and you can vote your shares. The shares may not be transferred or assigned by you unless and until the restriction period has ended and the shares have been registered to you.

III. TAXES
     -----

     The value of restricted stock generally is not taxable on the date of grant. During the restriction period, the receipt of dividends on the shares is taxable as additional compensation and reported on a current basis as W-2 income. When the shares vest and are distributed, you will be given further information regarding the tax consequences of your receipt of the shares, and you must pay all withholding taxes required by law. It is recommended that you consult with your personal tax advisor for more detailed information regarding the tax treatment of the award.

IV. TERMINATION OF EMPLOYMENT
    -------------------------

     If your employment with MMC or any of its subsidiaries or affiliates (the "Company") terminates, your right to the restricted stock shall be as follows:

     A.  Death
         -----

         If you die, the restricted stock will vest immediately to the person or persons to whom your rights shall pass by will or the laws of descent and distribution.

     B.  Permanent Disability
         --------------------

         If you become totally and permanently disabled as determined under MMC's long-term disability program, the restricted stock will vest immediately.

     C.  Retirement
         ----------

         As stated in Section IA, if the shares are restricted until your retirement, then the restricted stock will vest on the later of your Normal or Deferred Retirement Date.

     D.  All Other Employment Terminations
         ---------------------------------

         If you cease to be an active employee of the Company before the end of the restriction period for any reason other than death, permanent disability, or normal or deferred retirement, or you fail to perform any condition precedent in a manner satisfactory to the Compensation Committee of the MMC Board of Directors (the "Committee"), all of your rights, title and interest in and to the restricted stock shall be forfeited.

V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

     A.  Change in Control
         -----------------

         Upon the occurrence of a "change in control" of MMC, as defined in the Plan, the restricted stock will vest on the date of the change in control, and the shares will be distributed to you as soon as practicable thereafter.

     B.  Additional Payment
         ------------------

         Should you receive shares from the vesting of restricted stock that has been accelerated because of a change in control, all or part of the value (the total market price of the shares on the date of vesting) of those shares (the Accelerated Shares) may be subject to a 20% federal excise tax. The excise tax is imposed when the value of the Accelerated Shares (plus any other payments which are determined to be contingent on a change in control) is more than 2.999 times the average of your last five years W-2 earnings.

         If a change in control occurs and you receive Accelerated Shares, MMC will determine if the 20% federal excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the Additional Payment) equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC for the difference.

VI. OTHER PROVISIONS
    ----------------

     A. This award of restricted stock does not give you any right to continue to be employed by the Company, or limit, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

     B. MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer of any shares of common stock due you, which results from the inability of MMC to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares. Your acceptance of this award constitutes your agreement that the shares of common stock acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

     C. This award is subject to all of the terms and conditions herein and the provisions of the Plan, and your acceptance hereof shall constitute your agreement to the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. You may obtain a copy of the Plan by making a request to MMC.

     D. The restricted stock is awarded in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the Plan shall be conclusive and binding.

     E. During your lifetime, no right hereunder related to the restricted stock shall be transferable except by will or the laws of descent and distribution.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or via internal electronic mail (Lotus Notes) or the internet (kelly.gamble@mmc.com).

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act of 1933.

                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


          Terms and Conditions of 10-Year Restricted Stock Unit Awards
                   (issued in lieu of Restricted Stock Awards)
                   -------------------------------------------


This award of restricted stock units, granted on [Grant Date] under the Marsh & McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award Plan (the "Plan"), is subject to the following terms and conditions:


I. AWARD VESTING AND DISTRIBUTION
   ------------------------------

     A.  Vesting Period
         --------------

         Your award of restricted stock units is scheduled to vest on the earlier of (1) [Vesting Date] or (2) the later of your Normal or Deferred Retirement Date (as such terms are defined in MMC's primary retirement plan applicable to you).

     B.  Stock Distribution
         ------------------

         The shares will be distributed as soon as practicable after the vesting, except for employees expected to be covered under Section 162(m)(3) of the U.S. Internal Revenue Code of 1986, as amended. For covered employees, MMC may defer distribution until the date that would result from applying clause (2) from Section IA herein, or such earlier date pursuant to Sections IVA, IVB or V herein.

         Employees covered under 162(m)(3), according to U.S. Internal Revenue Service regulations, include (1) the chief executive officer of MMC as of the last day of the year of distribution and (2) the four highest-paid executive officers of MMC, other than the chief executive officer, who are employed on the last day of the year of distribution.


II. RIGHTS OF RESTRICTED STOCK UNITS
    --------------------------------

     You will receive dividend equivalent payments on the restricted stock units. Unless and until both the vesting conditions of the award have been satisfied and the shares have been registered to you in accordance with the terms and conditions described herein, you have none of the attributes of ownership to such shares of stock (e.g., units cannot be used as payment for stock option exercises; units may not be transferred or assigned; units have no voting rights).

III. TAXES
     -----

     The value of restricted stock units generally is not taxable on the date of grant. During the restriction period, the receipt of dividend equivalents is taxable on a current basis as additional compensation and will be included in your payroll checks. When the units vest and are distributed, you will be given further information regarding the tax consequences of your receipt of the shares; at that time you will be required to pay all withholding taxes required by law. It is recommended that you consult with your personal tax advisor for more detailed information regarding the tax treatment of the award.


IV. TERMINATION OF EMPLOYMENT
    -------------------------

     If your employment with MMC or any of its subsidiaries or affiliates (the "Company") terminates, your right to the restricted stock units shall be as follows:

     A.  Death
         -----

         If you die, the restricted stock units will vest immediately to the person or persons to whom your rights shall pass by will or the laws of descent and distribution.

     B.  Permanent Disability
         --------------------

         If you become totally and permanently disabled as determined under MMC's long-term disability program, the restricted stock units will vest immediately.

     C.  Retirement
         ----------

         As stated in Section IA, if the shares are restricted until your retirement, then the restricted stock units will vest on the later of your Normal or Deferred Retirement Date.

     D.  All Other Employment Terminations
         ---------------------------------

         If you cease to be an active employee of the Company before the end of the restriction period for any reason other than death, permanent disability, or normal or deferred retirement, or you fail to perform any condition precedent in a manner satisfactory to the Compensation Committee of the MMC Board of Directors (the "Committee"), all of your rights, title and interest in and to the restricted stock units shall be forfeited.


V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

     Upon the occurrence of a "change in control" of MMC, as defined in the Plan, the restricted stock units will vest on the date of the change in control, and the shares will be distributed to you as soon as practicable thereafter.

VI. OTHER PROVISIONS
    ----------------

     A. This award of restricted stock units does not give you any right to continue to be employed by the Company, or limit, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

     B. MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer of any shares of common stock due you, which results from the inability of MMC to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares. Your acceptance of this award constitutes your agreement that the shares of common stock acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

     C. This award is subject to all of the terms and conditions herein and the provisions of the Plan, and your acceptance hereof shall constitute your agreement to the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. You may obtain a copy of the Plan by making a request to MMC.

     D. The restricted stock units are awarded in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the Plan shall be conclusive and binding.

     E. During your lifetime, no right hereunder related to the restricted stock units shall be transferable except by will or the laws of descent and distribution.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or via internal electronic mail (Lotus Notes) or the internet (kelly.gamble@mmc.com).

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act of 1933.

                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


Terms and Conditions of 7-Year Restricted Stock Awards to U.S. Grant Recipients
- -------------------------------------------------------------------------------


This award of restricted stock, granted on [Grant Date] under the Marsh & McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award Plan (the "Plan"), is subject to the terms and conditions below. This award is intended to serve as recognition of your potential for future contributions to the success of MMC and to provide an appropriate additional incentive to remain with the Company so as to influence future outcomes in carrying out your professional and executive responsibilities.

I. AWARD VESTING AND DISTRIBUTION
   ------------------------------

     A.  Vesting Period
         --------------

         Your award of restricted stock is scheduled to vest on the earlier of
         (1) [Vesting Date] or (2) the later of your Normal or Deferred Retirement Date (as such terms are defined in MMC's primary retirement plan applicable to you).

     B.  Stock Distribution
         ------------------

         The shares will be distributed as soon as practicable after the vesting, except for employees expected to be covered under Section 162(m)(3) of the U.S. Internal Revenue Code of 1986, as amended. For covered employees, MMC may exchange the restricted stock for restricted stock units prior to vesting and defer distribution until the date that would result from applying clause (2) from Section IA herein, or such earlier date pursuant to Sections IVA, IVB or VA herein.

         Employees covered under 162(m)(3), according to U.S. Internal Revenue Service regulations, include (1) the chief executive officer of MMC as of the last day of the year of distribution and (2) the four highest-paid executive officers of MMC, other than the chief executive officer, who are employed on the last day of the year of distribution.

II. RIGHTS OF RESTRICTED STOCK
    --------------------------

     You will receive dividends on the restricted stock, and you can vote your shares. The shares may not be transferred or assigned by you unless and until the restriction period has ended and the shares have been registered to you.

III. TAXES
     -----

     The value of restricted stock generally is not taxable on the date of grant. During the restriction period, the receipt of dividends on the shares is taxable as additional compensation and reported on a current basis as W-2 income. When the shares vest and are distributed, you will be given further information regarding the tax consequences of your receipt of the shares, and you must pay all withholding taxes required by law. It is recommended that you consult with your personal tax advisor for more detailed information regarding the tax treatment of the award.

IV. TERMINATION OF EMPLOYMENT
    -------------------------

     If your employment with MMC or any of its subsidiaries or affiliates (the "Company") terminates, your right to the restricted stock shall be as follows:

     A.  Death
         -----

         If you die, the restricted stock will vest immediately to the person or persons to whom your rights shall pass by will or the laws of descent and distribution.

     B.  Permanent Disability
         --------------------

         If you become totally and permanently disabled as determined under MMC's long-term disability program, the restricted stock will vest immediately.

     C.  Retirement
         ----------

         As stated in Section IA, if the shares are restricted until your retirement, then the restricted stock will vest on the later of your Normal or Deferred Retirement Date.

     D.  All Other Employment Terminations
         ---------------------------------

         If you cease to be an active employee of the Company before the end of the restriction period for any reason other than death, permanent disability, or normal or deferred retirement, or you fail to perform any condition precedent in a manner satisfactory to the Compensation Committee of the MMC Board of Directors (the "Committee"), all of your rights, title and interest in and to the restricted stock shall be forfeited.

V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

     A.  Change in Control
         -----------------

         Upon the occurrence of a "change in control" of MMC, as defined in the Plan, the restricted stock will vest on the date of the change in control, and the shares will be distributed to you as soon as practicable thereafter.

     B.  Additional Payment
         ------------------

         Should you receive shares from the vesting of restricted stock that has been accelerated because of a change in control, all or part of the value (the total market price of the shares on the date of vesting) of those shares (the Accelerated Shares) may be subject to a 20% federal excise tax. The excise tax is imposed when the value of the Accelerated Shares (plus any other payments which are determined to be contingent on a change in control) is more than 2.999 times the average of your last five years W-2 earnings.

         If a change in control occurs and you receive Accelerated Shares, MMC will determine if the 20% federal excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the Additional Payment) equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC for the difference.

VI. OTHER PROVISIONS
    ----------------

     A. This award of restricted stock does not give you any right to continue to be employed by the Company, or limit, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

     B. MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer of any shares of common stock due you, which results from the inability of MMC to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares. Your acceptance of this award constitutes your agreement that the shares of common stock acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

     C. This award is subject to all of the terms and conditions herein and the provisions of the Plan, and your acceptance hereof shall constitute your agreement to the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. You may obtain a copy of the Plan by making a request to MMC.

     D. The restricted stock is awarded in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the Plan shall be conclusive and binding.

     E. During your lifetime, no right hereunder related to the restricted stock shall be transferable except by will or the laws of descent and distribution.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or via internal electronic mail (Lotus Notes) or the internet (kelly.gamble@mmc.com).

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act of 1933.

                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


           Terms and Conditions of 7-Year Restricted Stock Unit Awards
                   (issued in lieu of Restricted Stock Awards)
                   -------------------------------------------


This award of restricted stock units, granted on [Grant Date] under the Marsh & McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award Plan (the "Plan"), is subject to the terms and conditions below. This award is intended to serve as recognition of your potential for future contributions to the success of MMC and to provide an appropriate additional incentive to remain with the Company so as to influence future outcomes in carrying out your professional and executive responsibilities.

I. AWARD VESTING AND DISTRIBUTION
   ------------------------------

     A.  Vesting Period
         --------------

         Your award of restricted stock units is scheduled to vest on the earlier of (1) [Vesting Date] or (2) the later of your Normal or Deferred Retirement Date (as such terms are defined in MMC's primary retirement plan applicable to you).

     B.  Stock Distribution
         ------------------

         The shares will be distributed as soon as practicable after the vesting, except for employees expected to be covered under Section 162(m)(3) of the U.S. Internal Revenue Code of 1986, as amended. For covered employees, MMC may defer distribution until the date that would result from applying clause (2) from Section IA herein, or such earlier date pursuant to Sections IVA, IVB or V herein.

         Employees covered under 162(m)(3), according to U.S. Internal Revenue Service regulations, include (1) the chief executive officer of MMC as of the last day of the year of distribution and (2) the four highest-paid executive officers of MMC, other than the chief executive officer, who are employed on the last day of the year of distribution.


II. RIGHTS OF RESTRICTED STOCK UNITS
    --------------------------------

     You will receive dividend equivalent payments on the restricted stock units. Unless and until both the vesting conditions of the award have been satisfied and the shares have been registered to you in accordance with the terms and conditions described herein, you have none of the attributes of ownership to such shares of stock (e.g., units cannot be used as payment for stock option exercises; units may not be transferred or assigned; units have no voting rights).

III. TAXES
     -----

     The value of restricted stock units generally is not taxable on the date of grant. During the restriction period, the receipt of dividend equivalents is taxable on a current basis as additional compensation and will be included in your payroll checks. When the units vest and are distributed, you will be given further information regarding the tax consequences of your receipt of the shares; at that time you will be required to pay all withholding taxes required by law. It is recommended that you consult with your personal tax advisor for more detailed information regarding the tax treatment of the award.


IV. TERMINATION OF EMPLOYMENT
    -------------------------

     If your employment with MMC or any of its subsidiaries or affiliates (the "Company") terminates, your right to the restricted stock units shall be as follows:

     A.  Death
         -----

         If you die, the restricted stock units will vest immediately to the person or persons to whom your rights shall pass by will or the laws of descent and distribution.

     B.  Permanent Disability
         --------------------

         If you become totally and permanently disabled as determined under MMC's long-term disability program, the restricted stock units will vest immediately.

     C.  Retirement
         ----------

         As stated in Section IA, if the shares are restricted until your retirement, then the restricted stock units will vest on the later of your Normal or Deferred Retirement Date.

     D.  All Other Employment Terminations
         ---------------------------------

         If you cease to be an active employee of the Company before the end of the restriction period for any reason other than death, permanent disability, or normal or deferred retirement, or you fail to perform any condition precedent in a manner satisfactory to the Compensation Committee of the MMC Board of Directors (the "Committee"), all of your rights, title and interest in and to the restricted stock units shall be forfeited.


V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

     Upon the occurrence of a "change in control" of MMC, as defined in the Plan, the restricted stock units will vest on the date of the change in control, and the shares will be distributed to you as soon as practicable thereafter.

VI. OTHER PROVISIONS
    ----------------

     A. This award of restricted stock units does not give you any right to continue to be employed by the Company, or limit, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

     B. MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer of any shares of common stock due you, which results from the inability of MMC to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares. Your acceptance of this award constitutes your agreement that the shares of common stock acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

     C. This award is subject to all of the terms and conditions herein and the provisions of the Plan, and your acceptance hereof shall constitute your agreement to the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. You may obtain a copy of the Plan by making a request to MMC.

     D. The restricted stock units are awarded in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the Plan shall be conclusive and binding.

     E. During your lifetime, no right hereunder related to the restricted stock units shall be transferable except by will or the laws of descent and distribution.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or via internal electronic mail (Lotus Notes) or the internet (kelly.gamble@mmc.com).

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act of 1933.

                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


 Terms and Conditions of Restricted Stock Unit Awards to U.S. Grant Recipients
 -----------------------------------------------------------------------------


This award of restricted stock units, granted on [Grant Date] under the Marsh & McLennan Companies (MMC) 2000 Senior Executive Incentive and Stock Award Plan (the Plan), is subject to the following terms and conditions:

I. VESTING PERIOD
   --------------


      Your award of restricted stock units is scheduled to vest on the earlier of (1) [Vesting Date] or (2) such other date as may be applicable pursuant to the provisions of Section IV below. The shares will be delivered to you as soon as practicable after the date of vesting, free of restriction.


II. RIGHTS OF RESTRICTED STOCK UNITS
    --------------------------------

      You will receive dividend equivalent payments on the restricted stock units. Unless and until both the vesting conditions of the award have been satisfied and the shares have been registered to you in accordance with the terms and conditions described herein, you have none of the attributes of ownership to such shares of stock (e.g., units cannot be used as payment for stock option exercises; units may not be transferred or assigned; units have no voting rights).

III.  TAXES
      -----

      The value of restricted stock units generally is not taxable on the date of grant. During the restriction period, the receipt of dividend equivalents is taxable on a current basis as additional compensation and will be included in your payroll checks. When the units vest and are distributed, you will be given further information regarding the tax consequences of your receipt of the shares; at that time you will be required to pay all withholding taxes required by law. It is recommended that you consult with your personal tax advisor for more detailed information regarding the tax treatment of the award.

IV. TERMINATION OF EMPLOYMENT
    -------------------------

      If, prior to the vesting of all restricted stock units as provided above, you should cease to be employed by MMC or any of its subsidiaries or affiliates (the Company), all restricted stock units shall, except as provided in the next succeeding paragraph, forthwith vest in you or, in the event of your death, to the person or persons to whom your rights shall pass by will or the laws of descent and distribution.

      You shall not be entitled to receive any restricted stock units not theretofore vested, and all rights pertaining to any such unvested restricted stock units shall cease, should your employment be terminated under any of the following conditions:

      A. Termination by your employer for any of the following reasons: misappropriation of the assets of the Company; willful misconduct in the performance of your duties; your refusal to perform the duties of your position; or your conviction of a felony.

      B.    Your resignation, except:

            (1) upon total disability, as defined in the Company's long-term disability program; or

            (2) upon retirement within the meaning of the Company's retirement program; or

            (3) for Good Reason (as defined below) if the Company fails to cure the circumstances giving rise to such Good Reason within 30 days. "Good Reason" means:

                  (a) termination of your present position in the Company or of any position subsequently held;

                  (b) reduction in your annual base salary as in effect from time to time, except for across-the-board salary reductions similarly and generally affecting a recognized group of senior executives that includes you;

                  (c) relocation of your office to a place not within the New York City metropolitan area; or

                  (d) the discontinuance or reduction in level of your participation (exclusive of an ad hoc reduction conforming to the general principles under which a plan is administered) in any compensation plan in which you have been participating, provided that other senior executives constituting a recognized group that includes you are not also and similarly affected.

                  Any resignation pursuant to Section IV.B.(3) must be submitted in writing and delivered to the Senior Vice President, Human Resources and Administration of MMC within 60 days of your becoming aware of any circumstances set forth in (a), (b), (c) or (d) above. Such notice of resignation must specify which of the circumstances set forth above you are relying on, and your resignation must be effective no later than 90 days, but no earlier than 30 days, from your delivery of the written notice.

      It is understood that any future agreement between you and the Company may include provisions that vary from the terms contained herein and, if so, the provisions of such future agreement shall govern.

V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

      A.    Change in Control
            -----------------

            Upon the occurrence of a "change in control" of MMC, as defined in the Plan, the restricted stock units will vest on the date of the change in control, and the shares will be distributed to you as soon as practicable thereafter.

      B.    Additional Payment
            ------------------

            Should you receive shares from the vesting of restricted stock units that have been accelerated because of a change in control, all or part of the value (the total market price of the shares on the date of vesting) of those shares (the Accelerated Shares) may be subject to a 20% federal excise tax. The excise tax is imposed when the value of the Accelerated Shares (plus any other payments which are determined to be contingent on a change in control) is more than
            2.999 times the average of your last five years W-2 earnings.

            If a change in control occurs and you receive Accelerated Shares, MMC will determine if the 20% federal excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the Additional Payment) equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC for the difference.

VI. OTHER PROVISIONS
    ----------------

      A. This award of restricted stock units does not give you any right to continue to be employed by the Company, or limit, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

      B. MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer of any shares of common stock due to you, which results from the inability of MMC to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares. Your acceptance of this award constitutes your agreement that the shares of common stock subsequently acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

      C. This award is subject to all of the terms and conditions herein and the provisions of the Plan, and your acceptance hereof shall constitute your agreement to the administrative regulations of the Compensation Committee of the MMC Board of Directors (the Committee). In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. You may obtain a copy of the Plan by making a request to MMC.

      D. The restricted stock units are awarded in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the Plan shall be conclusive and binding.

      E. During your lifetime, no right hereunder related to these restricted stock units shall be transferable except by will or the laws of descent and distribution.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the Exchange Act), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Kelly Gamble, Manager, Executive Compensation at (212) 948-3523.

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act of 1933.

                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN


        Terms and Conditions of Restricted Stock Unit Awards to non-U.S.
                                Grant Recipients
        ----------------------------------------------------------------

This award of restricted stock units, granted on [Grant Date] under the Marsh & McLennan Companies (MMC) 2000 Senior Executive Incentive and Stock Award Plan (the Plan), is subject to the following terms and conditions:

I. VESTING PERIOD
   --------------


      Your award of restricted stock units is scheduled to vest on the earlier of (1) [Vesting Date] or (2) such other date as may be applicable pursuant to the provisions of Section IV below. The shares will be delivered to you as soon as practicable after the date of vesting, free of restriction.


II. RIGHTS OF RESTRICTED STOCK UNITS
    --------------------------------

      You will receive dividend equivalent payments on the restricted stock units. Unless and until both the vesting conditions of the award have been satisfied and the shares have been registered to you in accordance with the terms and conditions described herein, you have none of the attributes of ownership to such shares of stock (e.g., units cannot be used as payment for stock option exercises; units may not be transferred or assigned; units have no voting rights).

III.  TAXES
      -----

      The value of restricted stock units generally is not taxable on the date of grant. During the restriction period, the receipt of dividend equivalents is taxable on a current basis as additional compensation and will be included in your payroll checks. When the units vest and are distributed, you will be given further information regarding the tax consequences of your receipt of the shares; at that time you will be required to pay all withholding taxes required by law. It is recommended that you consult with your personal tax advisor for more detailed information regarding the tax treatment of the award.

IV. TERMINATION OF EMPLOYMENT
    -------------------------

      If, prior to the vesting of all restricted stock units as provided above, you should cease to be employed by MMC or any of its subsidiaries or affiliates (the Company), all restricted stock units shall, except as provided in the next succeeding paragraph, forthwith vest in you or, in the event of your death, to the person or persons to whom your rights shall pass by will or the laws of descent and distribution.

      You shall not be entitled to receive any restricted stock units not theretofore vested, and all rights pertaining to any such unvested restricted stock units shall cease, should your employment be terminated under any of the following conditions:

      A. Termination by your employer for any of the following reasons: misappropriation of the assets of the Company; willful misconduct in the performance of your duties; your refusal to perform the duties of your position; or your conviction of a felony.

      B.    Your resignation, except:

            (1) upon total disability, as defined in the Company's long-term disability program; or

            (2) upon retirement within the meaning of the Company's retirement program; or

            (3) for Good Reason (as defined below) if the Company fails to cure the circumstances giving rise to such Good Reason within 30 days. "Good Reason" means:

                  (a) termination of your present position in the Company or of any position subsequently held;

                  (b) reduction in your annual base salary as in effect from time to time, except for across-the-board salary reductions similarly and generally affecting a recognized group of senior executives that includes you;

                  (c) relocation of your office to a place not within the New York City metropolitan area; or

                  (d) the discontinuance or reduction in level of your participation (exclusive of an ad hoc reduction conforming to the general principles under which a plan is administered) in any compensation plan in which you have been participating, provided that other senior executives constituting a recognized group that includes you are not also and similarly affected.

                  Any resignation pursuant to Section IV.B.(3) must be submitted in writing and delivered to the Senior Vice President, Human Resources and Administration of MMC within 60 days of your becoming aware of any circumstances set forth in (a), (b), (c) or (d) above. Such notice of resignation must specify which of the circumstances set forth above you are relying on, and your resignation must be effective no later than 90 days, but no earlier than 30 days, from your delivery of the written notice.

      It is understood that any future agreement between you and the Company may include provisions that vary from the terms contained herein and, if so, the provisions of such future agreement shall govern.

V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

      Upon the occurrence of a "change in control" of MMC, as defined in the Plan, the restricted stock units will vest on the date of the change in control, and the shares will be distributed to you as soon as practicable thereafter.

VI. OTHER PROVISIONS
    ----------------

    A. This award of restricted stock units does not give you any right to continue to be employed by the Company, or limit, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

    B. MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer of any shares of common stock due to you, which results from the inability of MMC to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares. Your acceptance of this award constitutes your agreement that the shares of common stock subsequently acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

    C. This award is subject to all of the terms and conditions herein and the provisions of the Plan, and your acceptance hereof shall constitute your agreement to the administrative regulations of the Compensation Committee of the MMC Board of Directors (the Committee). In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. You may obtain a copy of the Plan by making a request to MMC.

    D. The restricted stock units are awarded in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the Plan shall be conclusive and binding.

    E. During your lifetime, no right hereunder related to these restricted stock units shall be transferable except by will or the laws of descent and distribution.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the Exchange Act), are incorporated by reference herein.

      All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

      Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Kelly Gamble, Manager, Executive Compensation at (212) 948-3523.

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act of 1933.

                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------

             Terms and Conditions of Restricted Stock Unit Awards to
                        Putnam Investments, LLC Employees
                        ---------------------------------


This award of restricted stock units, granted on [Grant Date] under the Marsh & McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award Plan (the "Plan"), is subject to the following terms and conditions:

I. VESTING PERIOD
   --------------


      Subject to your continued employment, your award of restricted stock units is scheduled to vest as follows: 25% of the units will vest on [First Anniversary of Grant Date], a second 25% of the units will vest on [Second Anniversary of Grant Date], a third 25% of the units will vest on [Third Anniversary of Grant Date] and the remaining 25% of the units will vest on [Fourth Anniversary of Grant Date]. If you cease to be an employee before any of the applicable vesting dates, the provisions of Section IV below will apply. The shares will be delivered to you as soon as practicable after the date of vesting, free of restriction.


II. RIGHTS OF RESTRICTED STOCK UNITS
    --------------------------------

      You will receive dividend equivalent payments on the restricted stock units. Unless and until both the vesting conditions of the award have been satisfied and the shares have been registered to you in accordance with the terms and conditions described herein, you have none of the attributes of ownership to such shares of stock (e.g., units cannot be used as payment for stock option exercises; units may not be transferred or assigned; units have no voting rights).

III.  TAXES
      -----

      The value of restricted stock units generally is not taxable on the date of grant. During the restriction period, the receipt of dividend equivalents is taxable on a current basis as additional compensation and will be included in your payroll checks. When the units vest and are distributed, you will be given further information regarding the tax consequences of your receipt of the shares; at that time you will be required to pay all withholding taxes required by law. It is recommended that you consult with your personal tax advisor for more detailed information regarding the tax treatment of the award.

IV. TERMINATION OF EMPLOYMENT
    -------------------------

      If, prior to the vesting of all restricted stock units as provided above, you should cease to be employed by MMC or any of its subsidiaries or affiliates (the "Company"), all restricted stock units shall, except as provided in the next succeeding paragraph, forthwith vest in you or, in the event of your death, to the person or persons to whom your rights shall pass by will or the laws of descent and distribution.

      You shall not be entitled to receive any restricted stock units not theretofore vested, and all rights pertaining to any such unvested restricted stock units shall cease, should your employment be terminated under any of the following conditions:

      A. Termination by your employer for any of the following reasons: misappropriation of the assets of the Company; willful misconduct in the performance of your duties; your refusal to perform the duties of your position; or your conviction of a felony.

      B.    Your resignation, except:

      (1) upon total disability, as defined in the Company's long-term disability program; or

      (2) upon retirement within the meaning of the Company's retirement program; or

      (3) for Good Reason (as defined below) if the Company fails to cure the circumstances giving rise to such Good Reason within 30 days. "Good Reason" means:

            (a) termination of your present position in the Company or of any position subsequently held;

            (b) reduction in your annual base salary as in effect from time to time, except for across-the-board salary reductions similarly and generally affecting a recognized group of senior executives that includes you;

            (c) relocation of your office to a place not within the Boston metropolitan area; or

            (d) the discontinuance or reduction in level of your participation
                (exclusive of an ad hoc reduction conforming to the general principles under which a plan is administered) in any compensation plan in which you have been participating, provided that other senior executives constituting a recognized group that includes you are not also and similarly affected.

            Any resignation pursuant to Section IV.B.(3) must be submitted in writing and delivered to the Senior Vice President, Human Resources and Administration of MMC within 60 days of your becoming aware of any circumstances set forth in (a), (b), (c) or (d) above. Such notice of resignation must specify which of the circumstances set forth above you are relying on, and your resignation must be effective no later than 90 days, but no earlier than 30 days, from your delivery of the written notice.


      It is understood that any future agreement between you and the Company may include provisions that vary from the terms contained herein and, if so, the provisions of such future agreement shall govern.

V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

      A.    Change in Control
            -----------------

            Upon the occurrence of a "change in control" of MMC, as defined in the Plan, the restricted stock units will vest on the date of the change in control, and the shares will be distributed to you as soon as practicable thereafter.

      B.    Additional Payment
            ------------------

            Should you receive shares from the vesting of restricted stock units that have been accelerated because of a change in control, all or part of the value (the total market price of the shares on the date of vesting) of those shares (the Accelerated Shares) may be subject to a 20% federal excise tax. The excise tax is imposed when the value of the Accelerated Shares (plus any other payments which are determined to be contingent on a change in control) is more than
            2.999 times the average of your last five years W-2 earnings.

            If a change in control occurs and you receive Accelerated Shares, MMC will determine if the 20% federal excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the Additional Payment) equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC for the difference.

VI. OTHER PROVISIONS
    ----------------

    A. This award of restricted stock units does not give you any right to continue to be employed by the Company, or limit, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

    B. MMC is not liable for the non-issuance or non-transfer, nor for any delay in the issuance or transfer of any shares of common stock due to you, which results from the inability of MMC to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares. Your acceptance of this award constitutes your agreement that the shares of common stock subsequently acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

    C. This award is subject to all of the terms and conditions herein and the provisions of the Plan, and your acceptance hereof shall constitute your agreement to the administrative regulations of the Compensation Committee of the MMC Board of Directors (the "Committee"). In the event of any inconsistency between these terms and conditions and the provisions of the Plan, the provisions of the Plan shall prevail. You may obtain a copy of the Plan by making a request to the Senior Vice President, Human Resources and Administration of MMC.

    D. The restricted stock units are awarded in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the Plan shall be conclusive and binding.

    E. During your lifetime, no right hereunder related to these restricted stock units shall be transferable except by will or the laws of descent and distribution.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble, Senior Manager, Global Compensation at (212) 948-3523.

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act Of 1933. The Marsh & McLennan Companies, Inc. 2000 Senior Executive Incentive And Stock Award Plan Is Not Subject To Any Of The Provisions Of The Employee Retirement Income Security Act Of 1974.


                        Marsh & McLennan Companies, Inc.
              2000 Senior Executive Incentive and Stock Award Plan
              ----------------------------------------------------

                 Terms and Conditions of Restricted Stock Units
                    Granted To U.S. Employees in [Grant Date]


This award (the "Award") of Restricted Stock Units is being granted to you under the Marsh & McLennan Companies, Inc. 2000 Senior Executive Incentive and Stock Award Plan (the "2000 Senior Executive Plan"). The Award consists of (1) a replacement award (the "Replacement Award") of Restricted Stock Units equal in number to the number of shares (the "Covered Shares") (excluding shares vesting as a result of your retirement and any granted in connection with a prior deferral under the Restricted Shares Voluntary Deferral Program) of Restricted Stock or Restricted Stock Units granted to you under the 2000 Senior Executive Plan or any predecessor plan which were scheduled to vest on a specified future date (the "Scheduled Vesting Date") and which you have irrevocably elected to surrender and have cancelled in exchange for this Award, provided, that such elected number is in an increment of 100 and cannot be more than 75% or less than 25% of the number of Covered Shares of Restricted Stock, or Restricted Stock Units which were scheduled to vest on the Scheduled Vesting Date, plus (2) if you elect to defer distribution of the Award to a date on or after the vesting date specified in Section I A.2, an additional award (the "Supplemental Award") of Restricted Stock Units equal in number to 15% of the Replacement Award. The Award is subject to the following terms and conditions:

I. AWARD VESTING AND DISTRIBUTION
   ------------------------------

      A.    Vesting Period
            --------------

            1. Subject to Section IV D, the Replacement Award shall vest on the earlier of (a) the Scheduled Vesting Date or (b) such other date as may be applicable pursuant to the provisions of Sections IV and V.

            2. Subject to Section IV D, the Supplemental Award shall vest on the earlier of (a) January 1 of the year of the third anniversary of the Scheduled Vesting Date or (b) such other date as may be applicable pursuant to the provisions of Sections IV and V.

      B.    Stock Distribution
            ------------------

            Unless forfeited pursuant to Section IV D, or unless Section V A.2 applies, and in any event subject to Section I E, shares of Common Stock (the "Shares") of Marsh & McLennan Companies, Inc. ("MMC") shall be registered in your name on each distribution date based on your irrevocable election. The number of Shares so registered to you on each distribution date shall be based upon a distribution in substantially equal installments over the period during which you have irrevocably elected to receive such Shares; provided, however, that in the case of termination of your employment by reason of your death or permanent disability, or in the case of a payment under
            Section V A.1, the number of Shares so registered shall equal the number of Restricted Stock Units with respect to which distribution had not previously been made. Once the Award vests, you have an unalienable right to receive the Shares (or cash or other property, as described in Section V A.2) payable in connection therewith, in accordance with the terms hereof. Notwithstanding the irrevocability of the elections described in this Section I B, you shall have the right to delay the beginning date of distribution or to increase the number of installments to be made as provided in Section I C, and you have the right to accelerate distribution of the shares as provided in Section I D.

      C.    Redeferral Elections
            --------------------

            At any time up to one full calendar year prior to the beginning date of the scheduled distribution of Shares pursuant to Section I B, you may elect to defer the beginning date of distribution or to increase the number of installments, or both, as theretofore elected by you, subject to specific terms and conditions determined by the Compensation Committee of the MMC Board of Directors (the "Compensation Committee"). Such elections under this Section I C shall be treated as if made under Section I B for all purposes under the provisions hereof, including the right to make further elections under this Section I C.

      D.    Acceleration of Distribution
            ----------------------------

            You may elect to accelerate the distribution of all or a portion of the Shares (unless Section I E applies and a special deferral is made) for any reason prior to the completion of the elected deferral period, subject to the imposition of a significant penalty in accordance with applicable tax rules. The penalty shall be a forfeiture equal to (i) 6% of the amount that you elect to have distributed and (ii) 100% of any unvested Supplemental Award, as provided in item (2) of the first paragraph of these terms and conditions, that you elect to have distributed. Amounts distributed to you will be subject to applicable tax withholding, but amounts forfeited will not be subject to tax.

      E.    Special Deferral
            ----------------

            Notwithstanding anything to the contrary contained herein (other than Section V), the Committee shall have the discretion to defer any distribution otherwise scheduled to be made hereunder to the extent necessary (in the Committee's judgment) to avoid all or any portion of such distribution being nondeductible to the Company by reason of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto. Employees covered under
            Section 162(m), according the proposed regulations issued by the Internal Revenue Service, include (i) the chief executive officer of MMC as of the last day of the year of distribution and (ii) the four highest paid executive officers of MMC, other than the chief executive officer, who are employed on the last day of the year of distribution.

II. RIGHTS OF RESTRICTED STOCK UNITS
    --------------------------------

      You will receive dividend equivalent payments on the Restricted Stock Units. Unless and until the vesting conditions of the Award have been satisfied and you have received the Shares in accordance with the terms and conditions described herein, you have none of the attributes of ownership to such Shares (e.g., units cannot be used as payment for stock option exercises).

III.  TAXES
      -----

      The value of your Award is not includible in gross income until distribution, but is subject to FICA on the date of vesting. When the Shares (or, in the event Section V A.2 is applicable, cash or other property) are received by you free and clear of all restrictions on each distribution date, the value of such distribution is includible in gross income and you will be required to pay the withholding taxes required by law. At that time, you will be given detailed information regarding the tax consequences of your receipt of the Shares (or cash or other property). The receipt of dividend equivalents is taxable on a current basis as additional compensation and is subject to FICA.

IV. TERMINATION OF EMPLOYMENT
    -------------------------

      If your employment with MMC or any of its subsidiaries or affiliates (collectively with MMC, the "Company") terminates, your right to the Award and to the distribution of Shares shall be as follows:

      A.    Death
            -----

            If you die during employment, any unvested portion of the Award will vest immediately. In such event, or in the event of your death prior to complete distribution in respect of your Award, distribution of Shares in respect of your undistributed Award shall be made in the form of a lump sum payable as soon as practicable thereafter, with Shares being distributed to the person or persons to whom your rights shall pass by will or the law of descent and distribution.

      B.    Total Disability
            ----------------

            If you terminate employment as a result of Total Disability (as such term is defined in the Company's Basic Long-Term Disability Plan), any unvested portion of the Award will vest immediately. Distribution of Shares in respect of the Replacement Award shall be in the form of a lump sum payable on January 1 of the year following such termination. Distribution of Shares in respect of the Supplemental Award shall be in the form of a lump sum payable on the later of (1) January 1 of the year following termination or (2) January 1 of the year of the third anniversary of the Scheduled Vesting Date.

      C.    Normal or Deferred Retirement
            -----------------------------

            1. If the later of your Normal or Deferred Retirement Date (as such terms are defined in the Company's primary retirement plan applicable to you) is prior to the Scheduled Vesting Date, the Replacement Award shall vest on your retirement date. Distribution of Shares in respect of the Replacement Award shall be made at the time and in the form irrevocably elected by you on your election form, but shall commence no later than January of the year following retirement.

            2. If the later of your Normal or Deferred Retirement Date is prior to January 1 of the year of the third anniversary of the Scheduled Vesting Date, the Supplemental Award shall vest on your retirement date. Distribution of Shares in respect of the Supplemental Award shall be made at the time and in the form irrevocably elected by you on your election form but, subject to the succeeding sentence, distribution shall commence no later than January of the year following retirement. In no event, however, shall distribution commence before January 1 of the year of the third anniversary of the Scheduled Vesting Date.

      D.    All Other Employment Terminations
            ---------------------------------

            1. If you cease to be an employee of the Company before the Scheduled Vesting Date for any reason other than death, Total Disability, or normal or deferred retirement, your right to any unvested portion of the Replacement Award shall be forfeited.

            2. If you cease to be an employee of the Company before January 1 of the year of the third anniversary of the Scheduled Vesting Date for any reason other than death, Total Disability, or normal or deferred retirement, your right to any unvested portion of the Supplemental Award shall be forfeited.

            3. If you cease to be an employee of the Company after the Scheduled Vesting Date but before all vested Shares have been distributed, any remaining vested Shares shall be distributed in a lump sum in January of the year following termination.

V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

      A.    Change in Control
            -----------------

            Upon the occurrence of a Change in Control, as defined in the 2000 Senior Executive Plan, any outstanding but unvested portion of the Award will vest on the date of the Change in Control and payment will be made thereafter in accordance with paragraph 1 or 2 below, whichever is applicable.

            1. Except as provided in paragraph 2 below, Shares shall be registered in your name and delivered to you as soon as practicable following the Change in Control. The number of Shares so registered to you shall be equal to your undistributed Award.

             2. If, in the Change in Control transaction, shareholders of MMC receive consideration consisting of cash or other property (including securities of a successor or parent corporation), there shall be delivered to you as soon as practicable thereafter the consideration which you would have received in such transaction had you been, immediately prior to such transaction, a holder of that number of Shares equal to your undistributed Award.

      B.    Additional Payment
            ------------------

            Should you receive Shares (or cash or other property) from the vesting of the Award which was accelerated because of a Change in Control, all or part of the value of those Shares (or the cash or other property) on the date of vesting (the "Accelerated Award") may be subject to a 20% federal excise tax. The excise tax is imposed when the value of the Accelerated Award (plus any other payments which are determined to be contingent on a Change in Control) is more than 2.999 times the average of your last five years W-2 earnings.

            If a Change in Control occurs and the vesting of your Award is accelerated, MMC will determine if the 20% federal excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the "Additional Payment") equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income and other federal taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC.

VI. ANNUAL STATEMENT
    ----------------

      The Company shall provide you with an annual statement detailing the number and vesting date of your Restricted Stock Units, as well as the expected date for commencement of distributions (subject to the provisions herein) and the distribution schedule for your Award.

VII. OTHER PROVISIONS
     ----------------

      A. The Company is not liable for the non-issuance or nontransfer, nor for any delay in the issuance or transfer, of any Shares due to you in connection with the Award which results from the inability of the Company to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such Shares.

      B. The Award is subject to these terms and conditions and to the terms and conditions of the 2000 Senior Executive Plan, and your acceptance hereof shall constitute your agreement to all such terms and conditions and to the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the 2000 Senior Executive Plan, the provisions of the latter shall prevail. Your acceptance of this Award constitutes your agreement that the Shares subsequently acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

      C. The Award is granted in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the 2000 Senior Executive Plan shall be conclusive and binding.

      D. During your lifetime, no right hereunder related to this Award shall be transferable except by will or the laws of descent and distribution.

      E. The Award does not give you any right to continue to be employed by the Company, or restrict, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

      F. Awards relating to not more than eight million (8,000,000) shares of MMC common stock, plus such number of shares remaining unused under pre-existing stock plans approved by MMC's stockholders, may be made over the life of the 2000 Senior Executive Plan. Senior executives of the Company will be eligible for awards under the 2000 Senior Executive Plan.

      G. You may obtain a copy of the 2000 Senior Executive Plan by making a request to:

                        Mr. William L. Rosoff
                        Senior Vice President
                        Human Resources & Administration
                        Marsh & McLennan Companies, Inc.
                        1166 Avenue of the Americas
                        New York, New York  10036-2774
                        (212) 345-7631

VIII. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
      -----------------------------------------------

      The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the Exchange
      Act), are incorporated by reference herein.

      All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

      Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Mr. William L. Rosoff, Senior Vice President - Human Resources & Administration of MMC as indicated above.

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act Of 1933. The Marsh & McLennan Companies, Inc. 2000 Senior Executive Incentive And Stock Award Plan Is Not Subject To Any Of The Provisions Of The Employee Retirement Income Security Act Of 1974.


                        Marsh & McLennan Companies, Inc.
              2000 Senior Executive Incentive and Stock Award Plan
              ----------------------------------------------------

                  Terms and Conditions of Deferred Stock Units
                    Granted to U.S. Employees in [Grant Date]

This award of Deferred Stock Units ("the Supplemental Award") is being granted to you under the Marsh & McLennan Companies, Inc. 2000 Senior Executive Incentive and Stock Award Plan (the "2000 Senior Executive Plan"). The Supplemental Award is equal to 15% (with any fractional unit to be replaced with a whole unit) of the number of stock units (the "Covered Units") (excluding units vesting as a result of your retirement and any granted in connection with a prior deferral under the Restricted Shares Voluntary Deferral Program) which were scheduled to vest on a specified future date (the "Scheduled Vesting Date") and which you have irrevocably elected to defer, provided, that such elected number is in an increment of 50 and cannot be more than 75% or less than the greater of 25% or 100 of the number of Covered Units which were scheduled to vest on the Scheduled Vesting Date, to a date on or after the vesting date specified in Section I A. The Supplemental Award is subject to the following terms and conditions:

I. AWARD VESTING AND DISTRIBUTION
   ------------------------------

      A.    Vesting Period
            --------------

            Subject to Section IV D, the Supplemental Award shall vest on the earlier of (a) January 1 of the year of the third anniversary of the Scheduled Vesting Date or (b) such other date as may be applicable pursuant to the provisions of Sections IV and V.

      B.    Stock Distribution
            ------------------

            Unless forfeited pursuant to Section IV D or unless Section V A.2 applies, shares of Common Stock (the "Shares") of Marsh & McLennan Companies, Inc. ("MMC") shall be registered in your name on each distribution date based on your irrevocable election. The number of Shares so registered to you on each distribution date shall be based upon a distribution in substantially equal installments over the period during which you have irrevocably elected to receive such Shares; provided, however, that in the case of termination of your employment by reason of your death or permanent disability, or in the case of a payment under Section V A.1, the number of Shares so registered shall equal the number of stock units with respect to which distribution had not previously been made. Once the Supplemental Award vests, you have an unalienable right to receive the Shares (or cash or other property, as described in Section V A.2) payable in connection therewith, in accordance with the terms hereof.

            Notwithstanding the irrevocability of the elections described in this Section I B, you shall have the right to delay the beginning date of distribution or to increase the number of installments to be made as provided in Section I C, and you have the right to accelerate distribution of the shares as provided in Section I D.

      C.    Redeferral Elections
            --------------------

            At any time up to one full calendar year prior to the beginning date of the scheduled distribution of Shares pursuant to Section I B, you may elect to defer the beginning date of distribution or to increase the number of installments, or both, as theretofore elected by you, subject to specific terms and conditions determined by the Compensation Committee of the MMC Board of Directors (the "Compensation Committee"). Such elections under this Section I C shall be treated as if made under Section I B for all purposes under the provisions hereof, including the right to make further elections under this Section I C.

      D.    Acceleration of Distribution
            ----------------------------

            You may elect to accelerate the distribution of all or a portion of the Shares for any reason prior to the completion of the elected deferral period, subject to the imposition of a significant penalty in accordance with applicable tax rules. The penalty shall be a forfeiture equal to (i) 6% of the amount that you elect to have distributed and (ii) 100% of any unvested Supplemental Award, as provided in the first paragraph of these terms and conditions, that you elect to have distributed. Amounts distributed to you will be subject to applicable tax withholding, but amounts forfeited will not be subject to tax.

II. RIGHTS OF DEFERRED STOCK UNITS
    ------------------------------

      You will receive dividend equivalent payments on the Supplemental Award. Unless and until the vesting conditions of the Supplemental Award have been satisfied and you have received the Shares in accordance with the terms and conditions described herein, you have none of the attributes of ownership to such Shares (e.g., units cannot be used as payment for stock option exercises).

III.  TAXES
      -----

      The value of your Supplemental Award is not includible in gross income until distribution, but is subject to FICA on the date of vesting. When the Shares (or, in the event Section V A.2 is applicable, cash or other property) are received by you free and clear of all restrictions on each distribution date, the then value of the distribution is includible in gross income and you will be required to pay the withholding taxes required by law. At that time, you will be given detailed information regarding the tax consequences of your receipt of the Shares (or cash or other property). The receipt of dividend equivalents is taxable on a current basis as additional compensation and is subject to FICA.

IV. TERMINATION OF EMPLOYMENT
    -------------------------

      If your employment with MMC or any of its subsidiaries or affiliates (collectively with MMC, the "Company") terminates, your right to the Supplemental Award and to the distribution of Shares shall be as follows:

      A.    Death
            -----

            If you die during employment, any unvested portion of the Supplemental Award will vest immediately. In such event, or in the event of your death prior to complete distribution in respect of your Supplemental Award, distribution of Shares in respect of your undistributed Supplemental Award shall be made in the form of a lump sum payable as soon as practicable thereafter, with Shares being distributed to the person or persons to whom your rights shall pass by will or the law of descent and distribution.

      B.    Total Disability
            ----------------

            If you terminate employment as a result of Total Disability (as such term is defined in the Company's Basic Long-Term Disability Plan), any unvested portion of the Supplemental Award will vest immediately. Distribution of Shares in respect of the Supplemental Award shall be in the form of a lump sum payable as soon as practicable thereafter.

      C.    Normal or Deferred Retirement
            -----------------------------

            If the later of your Normal or Deferred Retirement Date (as such terms are defined in the Company's primary retirement plan applicable to you) is prior to January 1 of the year of the third anniversary of the Scheduled Vesting Date, the Supplemental Award shall vest on your retirement date. Distribution of Shares in respect of the Supplemental Award shall be made at the time and in the form irrevocably elected by you on your election form but, subject to the succeeding sentence, distribution shall commence no later than January of the year following retirement. In no event, however, shall distribution commence before January 1 of the year of the third anniversary of the Scheduled Vesting Date.

      D.    All Other Employment Terminations
            ---------------------------------

            1. If you cease to be an employee of the Company before January 1 of the year of the third anniversary of the Scheduled Vesting Date for any reason other than death, Total Disability, or normal or deferred retirement, your right to any unvested portion of the Supplemental Award shall be forfeited.

            2. If you cease to be an employee of the Company after the Scheduled Vesting Date but before all vested Shares have been distributed, any remaining vested Shares shall be distributed in a lump sum as soon as practicable following termination.

V. CHANGE IN CONTROL PROVISIONS
   ----------------------------

      A.    Change In Control
            -----------------

            Upon the occurrence of a Change in Control, as defined in the 2000 Senior Executive Plan, any outstanding but unvested portion of the Supplemental Award will vest on the date of the Change in Control and payment will be made thereafter in accordance with paragraph 1 or 2 below, whichever is applicable.

            1. Except as provided in paragraph 2 below, Shares shall be registered in your name and delivered to you as soon as practicable following the Change in Control. The number of Shares so registered to you shall be equal to your undistributed Supplemental Award.

            2. If, in the Change in Control transaction, shareholders of MMC receive consideration consisting of cash or other property (including securities of a successor or parent corporation), there shall be delivered to you as soon as practicable thereafter the consideration which you would have received in such transaction had you been, immediately prior to such transaction, a holder of that number of Shares equal to your undistributed Supplemental Award.

      B.    Additional Payment
            ------------------

            Should you receive Shares (or cash or other property) from the vesting of the Supplemental Award which was accelerated because of a Change in Control, all or part of the value of those Shares (or the cash or other property) on the date of vesting (the "Accelerated Supplemental Award") may be subject to a 20% federal excise tax. The excise tax is imposed when the value of the Accelerated Supplemental Award (plus any other payments which are determined to be contingent on a Change in Control) is more than 2.999 times the average of your last five year's W-2 earnings.

            If a Change in Control occurs and the vesting of your Supplemental Award is accelerated, MMC will determine if the 20% federal excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the "Additional Payment") equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income and other federal taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC.

VI. ANNUAL STATEMENT
    ----------------

      The Company shall provide you with an annual statement detailing the number and vesting date of your stock units, as well as the expected date for commencement of distributions (subject to the provisions herein) and the distribution schedule for your Supplemental Award.

VII. OTHER PROVISIONS
     ----------------

      A. The Company is not liable for the non-issuance or nontransfer, nor for any delay in the issuance or transfer, of any Shares due to you in connection with the Supplemental Award which results from the inability of the Company to obtain, from each regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such Shares.

      B. The Supplemental Award is subject to these terms and conditions and to the terms and conditions of the 2000 Senior Executive Plan, and your acceptance hereof shall constitute your agreement to all such terms and conditions and to the administrative regulations of the Committee. In the event of any inconsistency between these terms and conditions and the provisions of the 2000 Senior Executive Plan, the provisions of the latter shall prevail. Your acceptance of this Supplemental Award constitutes your agreement that the Shares subsequently acquired hereunder, if any, will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations.

      C. The Supplemental Award is granted in accordance with such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under these terms and conditions or the 2000 Senior Executive Plan shall be conclusive and binding.

      D. During your lifetime, no right hereunder related to this Supplemental Award shall be transferable except by will or the laws of descent and distribution.

      E. The Supplemental Award does not give you any right to continue to be employed by the Company, or restrict, in any way, the right of your employer to terminate your employment, at any time, for any reason not specifically prohibited by law.

      F. Awards relating to not more than eight million (8,000,000) shares of MMC common stock, plus such number of shares remaining unused under pre-existing stock plans approved by MMC shareholders, may be made over the life of the 2000 Senior Executive Plan. Senior executives of the Company will be eligible for awards under the 2000 Senior Executive Plan.

      G. You may obtain a copy of the 2000 Senior Executive Plan by making a request to:

                        Mr. William L. Rosoff
                        Senior Vice President & General Counsel
                        Marsh & McLennan Companies, Inc.
                        1166 Avenue of the Americas
                        New York, New York  10036-2774
                        (212) 345-7631

VIII. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
      -----------------------------------------------

      The Annual Report on Form 10-K of MMC for its last fiscal year, MMC`s Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the Exchange
      Act), are incorporated by reference herein.

      All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

      Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Mr. William L. Rosoff, Senior Vice President & General Counsel of MMC as indicated above.

This Document Constitutes Part Of A Prospectus Covering Securities That Have Been Registered Under The Securities Act Of 1933.


                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


    Terms and Conditions for [Grant Date] Award of Nonqualified Stock Options
                            to U.S. Grant Recipients
                            ------------------------


The award of nonqualified stock options granted on [Grant Date] under the Marsh & McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award Plan (the "Plan") is subject to the following terms and conditions:

I. VESTING OF OPTION
   -----------------

    Subject to your continued employment, twenty-five percent (25%) of the aggregate number of shares covered by these options will vest and become exercisable each [Anniversary Date] beginning [First Anniversary of Grant Date]. Subject to the provisions of Section V herein, in the event of your Death, Permanent Disability, Early, Normal or Deferred Retirement, unvested options will vest at such termination and become exercisable. For all other terminations of employment, unvested options will not vest and vested options will cease to be exercisable as of the date of such termination.

II. METHOD OF EXERCISE
    ------------------

    When you decide to exercise a stock option, you must follow the steps set forth below. Your option exercise will be effective the date on which we receive your stock option exercise letter (the "Notice of Exercise of Option Letter"), option exercise payment and Non-Solicitation Agreement or, if received on different days, the later of those dates.

     A.  Notice of Exercise of Option Letter
         -----------------------------------

         Send your Notice of Exercise of Option Letter to:

         For MMC Insiders (i.e.,
         MMC Executive Officer, MMC Controller) For All Other Option Holders
         -------------------------------------- ----------------------------
         Kelly Gamble                           Emmanuel C. Victorino
         Senior Manager, Global Compensation    Senior Executive Compensation
         Administrator
         Marsh & McLennan Companies, Inc.       Marsh & McLennan Companies, Inc.
         1166 Avenue of the Americas            1166 Avenue of the Americas
         New York, New York l0036-2774          New York, New York 10036-2774
         Facsimile Number: (212) 345-4767       Facsimile Number: (212) 345-4767

         The Notice of Exercise of Option Letter should follow the format of one of the sample letters enclosed in this package. Your letter must set forth the following information:

         l. The number of shares that you wish to acquire through your option exercise, the grant date of the option; and

         2. The method of payment for exercising the option: U.S. dollars, MMC common stock, or a combination of U.S. dollars and MMC common stock; and

         3. The method of payment for applicable withholding taxes: cash payment or share withholding; and

         4. The method of share distribution:

            a. For shares distributed electronically in book entry form; include company name, contact person, Depository Trust Company ("DTC") number, telephone and facsimile number.

            b. For shares distributed in stock certificate form; include the number of certificates to be prepared, the address to which they should be distributed, and (if different) the address to which other shareholder communications and dividends (with respect to these certificates) should be directed.

         We will not accept oral notices of exercise of options, and you must purchase a minimum of 200 shares (unless acquiring all vested shares from the option grant).

     B.  Payment
         -------

         Notice of Exercise of Option Letters will not be processed until we receive payment. Payment may be made with (l) U.S. dollars, (2) MMC common stock or (3) a combination of U.S. dollars and MMC common stock as follows:

         l. Payment with U.S. Dollars
            -------------------------

            Send a certified or bank check, payable to Marsh & McLennan Companies, Inc., for the full amount of the exercise price, or wire transfer the full amount in U.S. dollars to account number xxx-x-xxxxxx (ABA #xxxxxxxxx) at Chase Manhattan Bank in New York. Wire transfers are not considered "received" until the date on which Chase confirms that the funds have been transferred to our account.

         2. Payment with Shares of MMC Common Stock
            ---------------------------------------

            You may pay for the exercise of an option by tendering shares of MMC common stock (including shares acquired from a stock option exercise or stock award vesting) which you have owned for at least six months prior to the exercise date, having a value equal to or greater than the exercise price, as follows:

            a. Delivery of Stock Certificate(s)
               --------------------------------

               The stock certificate(s) must be delivered to MMC

               (l) endorsed to Marsh & McLennan Companies, Inc. (the assignee)
                                        - or -
               (2) accompanied by a stock power endorsed to Marsh & McLennan
                   Companies, Inc.

               The endorsement must be identical to the registrant's name indicated on the face of the certificate. The signature of endorsement must be guaranteed by a commercial bank or stockbroker. Enclosed is a sample of an endorsed stock certificate. [Note: If the certificate is mailed, you might consider making the endorsement on a stock power (2 above), and then mailing it separately.]

            b. Valuation of Shares
               -------------------

               Any shares delivered as either partial or full payment of the exercise price of an option will be valued at the Fair Market Value of MMC common stock. Fair Market Value on a given date means the per share value of stock as determined by using the average of the high and low selling prices of such stock on the immediately preceding date (or, if the New York Stock Exchange was not open that day, the next preceding day that the NYSE was open for trading and the stock was traded) as reported for such date in the table entitled "NYSE Composite Transactions", contained in The Wall Street Journal or an equivalent successor table. For example, for a stock option exercise on April 5th, the Fair Market Value of shares tendered, on a per share basis, would be the average of the high and low selling prices of MMC common stock on April 4th.

               If the stock submitted for payment exceeds the number of shares required, the excess shares will be returned to you.

         3. Payment with a Combination of U.S. Dollars and MMC Common Stock
            ---------------------------------------------------------------

            As noted in "Valuation of Shares" above, shares used in payment of your stock option exercise will be valued at the Fair Market Value of MMC common stock. Once the value of the shares tendered has been determined, you will owe MMC a check if the value of the tendered shares is less than the aggregate exercise price. Failure to pay the full purchase price within five days of the date of exercise may void the Notice of Exercise of Option Letter.

     C.  Non-Solicitation Agreement
         --------------------------

         You must sign a Non-Solicitation Agreement in order to exercise the [Grant Date] stock option, unless you are exercising the option after taking Normal or Deferred Retirement.

         l. While Employed
            --------------

            A Non-Solicitation Agreement must accompany your Notice of Exercise of Option Letter. The Agreement must follow the form of the sample Agreement attached in this package and be signed and dated by you. We recommend you retain a copy of the Agreement for your records and consult an attorney before signing the Agreement.

         2. Upon Early Retirement
            ---------------------

            If you take early retirement, you must sign the Non-Solicitation Agreement that is described in Section V in order to keep a vested option from expiring. A sample Agreement is attached for your use if you take early retirement and have a vested option.

III. WITHHOLDING TAXES
     -----------------

    Payment of withholding taxes (including FICA) is required by law when a nonqualified stock option is exercised. An election to satisfy all applicable withholding taxes, either (1) by check or (2) by having a sufficient number of the shares resulting from the option exercise retained by MMC, must be made on or before the exercise date (see sample letters). If such an election is not made by that time then, by default, shares will be retained to satisfy the tax withholding obligation. The election to have shares withheld is irrevocable but is subject to disapproval by the Compensation Committee of the MMC Board of Directors (the "Committee"). Such shares will be valued at the Fair Market Value of MMC common stock.

IV. REGISTRATION AND DISTRIBUTION OF SHARES
    ---------------------------------------

     A. The shares from your stock option exercise will be registered as specified in your Notice of Exercise of Option Letter, after you have fully paid for your exercise. The shares may be registered only in your name or that of you and your spouse as joint tenants.

     B. The shares from your stock option exercise will be distributed as specified in your Notice of Exercise of Option Letter, after you have satisfied your payroll tax obligation.

     C. When you exercise your stock option, you will receive written confirmation of the transaction.

     D. Shares received upon your exercise of a stock option will be registered in your name (or you and your spouse as joint tenants, at your request) as of the date of exercise, and you will receive the quarterly dividend so long as you remain a registered shareholder on the dividend record date.

V. TERMINATION OF EMPLOYMENT
   -------------------------

    If your employment with MMC or any of its subsidiaries or affiliates (the "Company") terminates, the following shall apply:

     A.  Death
         -----

         In the event of your death, any unvested option will vest and become exercisable. The person or persons to whom your rights under the option shall pass by will or the laws of descent and distribution shall be entitled to exercise such option within one year after the date of death, but in no event shall the option be exercised beyond the expiration date of the grant.

     B.  Permanent Disability
         --------------------

         Should you terminate due to total and permanent disability as determined under MMC's long-term disability program, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your termination of employment, but in no event beyond the expiration date of the grant.

     C.  Normal or Deferred Retirement
         -----------------------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your Retirement Date (whether such Retirement Date is a Normal Retirement Date or Deferred Retirement
         Date), but in no event beyond the expiration date of the grant.

     D.  Early Retirement
         ----------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. In the case of your Retirement Date being an Early Retirement Date, any then vested option shares shall continue to be exercisable for five years from your Early Retirement Date, but in no event beyond the expiration date of the grant, provided that you execute the attached Non-Solicitation Agreement for Early Retirees, and in fact do, comply with said Non-Solicitation Agreement, for a period of three years commencing with your Early Retirement Date, or such lessor period as may be applicable, it being understood that failure to comply with said Non-Solicitation Agreement will cause your early retirement to be governed by the provisions of "F. All Other Employment Terminations", below.

     E.  Definitions
         -----------

         As used in Section V. C. and D., the terms Retirement Date, Normal Retirement Date, Deferred Retirement Date and Early Retirement Date shall have the respective meanings given such terms (or any comparable substitute terms or concepts) set forth in the Company's primary retirement plan applicable to you upon your retirement.

     F.  All Other Employment Terminations
         ---------------------------------

         For all other terminations of employment, any unvested option will not vest and vested option shares will cease to be exercisable on the date of termination, except to the extent that the Committee may determine otherwise.

VI. CHANGE IN CONTROL PROVISIONS
    ----------------------------

    A.  Change in Control
        -----------------

        Upon the occurrence of a "change in control" of MMC, as defined in the Plan, all stock options you hold will become fully exercisable and vested, and any restrictions contained in the terms and conditions of the option grants shall lapse.

    B.  Additional Payment
        ------------------

        If you exercise option shares that have become exercisable because of a change in control, all or a portion of the gain (the total market price for the shares on the date of exercise minus the total exercise price) on those shares may be subject to a 20% federal excise tax. The excise tax is imposed when the gain (plus any other payments which are determined to be contingent on a change in control) is more than 2.999 times the average of your last five years W-2 earnings.

        If a change in control occurs and you exercise stock options whose vesting has been accelerated, MMC will determine if the excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the Additional Payment) equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC for the difference.

VII. OTHER PROVISIONS
     ----------------

    A. Neither the granting of an award nor any exercise thereof gives you any right to continue to be employed by the Company, or restricts, in any way, the right of your employer to terminate your employment at any time for any reason not specifically prohibited by law.

    B. During your lifetime, an option shall be exercisable only by you, and no right thereunder shall be transferable except by will or the laws of descent and distribution.

    C. Neither you nor any person entitled to exercise your rights in the event of your death shall have any of the rights of a stockholder with respect to the shares of MMC common stock subject to an option, unless, and until, you have exercised the option, paid the full price thereof, and have received the shares so acquired.

    D. MMC is not liable for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of MMC common stock subject to an option or otherwise pursuant to the Plan which results from the inability of MMC to obtain, or in any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares.

    E. An award is subject to all of the terms and conditions of the Plan and your acceptance of an award shall constitute your agreement to the terms and conditions of the Plan and the administrative regulations of the Committee. Your acceptance of an award constitutes your agreement that the shares of MMC common stock acquired hereunder will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations. In the event of any conflict between the Plan and the terms and conditions of the Plan, the Plan shall prevail.

    F. An option shall be exercised in accordance with, and awards shall be subject to, such additional administrative regulations as the Committee may from time to time adopt. All decisions of the Committee upon any questions arising under the Plan or under these terms and conditions shall be conclusive and binding.

    G. The Plan, and the granting and exercising of options or awards thereunder, and the obligations of MMC and employees under the Plan, shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, including, but not limited to, tax and securities regulations. This provision takes precedence over all aforementioned terms and conditions.

Please retain this document in your permanent records. If you have any questions regarding the Plan or your stock option grant, please contact Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or Mr. Emmanuel C. Victorino, Senior Executive Compensation Administrator, at 212/345-3543. Both also can be reached via internal electronic mail (Lotus Notes) or the internet (kelly.gamble@mmc.com; emmanuel.c.victorino@mmc.com).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26, 2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble or Mr. Emmanuel C. Victorino as indicated above.

Attachments
- -----------

Non-Solicitation Agreements
Notice of Exercise of Option Letters
Sample Endorsement of Stock Certificate
Tax Information Memorandum

                        Marsh & McLennan Companies, Inc.
            Non-Solicitation Agreement for Exercise of Stock Options
            --------------------------------------------------------

In order to receive the benefits afforded by the Marsh & McLennan Companies 1988 Incentive and Stock Award Plan, the Marsh & McLennan Companies l992 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1997 Senior Executive Incentive and Stock Award Plan, the Marsh & McLennan Companies 2000 Senior Executive Incentive and Stock Award Plan or any successor plan thereto (collectively, the "Plan"), as each may be amended from time to time, I, the undersigned, agree that if my employment with Marsh & McLennan Companies, Inc. or one of its subsidiaries (the "Company") terminates for any reason other than death or total disability within three (3) years after exercising the option granted to me on __________________ under the Plan, I will not, for a period of two (2) years from date of termination, directly or indirectly, as a sole proprietor, member of a partnership, or stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation except for the benefit of the Company:

    (a)solicit or accept business of the type offered by the Company during my term of employment with the Company, or perform or supervise the performance of any services related to such type of business, from or for (i) clients or prospects of the Company or its affiliates who were solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such clients or prospects; or (ii) any former client of the Company or its affiliates who was such within two (2) years prior to my termination of employment and who was solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such former clients; or

    (b)solicit any employee of the Company who reported to me directly or indirectly to terminate his employment with the Company for the purpose of competing with the Company.

I recognize and acknowledge that the Company's trade secrets and confidential or proprietary information, including such trade secrets or information as may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which were essential to the performance of my duties while in the employ of the Company. I will not, during or after the term hereof, in whole or in part, disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall I make use of any such property for my own purposes or for the benefit of any person, firm, corporation or other entity (except the Company) under any circumstances, during or after the term hereof, provided that after the term hereof, these restrictions shall not apply to such secrets or information which are then in the public domain (provided that I was not responsible, directly or indirectly, for such secrets or information entering the public domain without the Company's consent).

Without limiting any other remedies which may be available to it under applicable law, the Company shall be entitled to monetary damages under this agreement, which may include, but not be limited to, the gain on exercise of the option computed as the difference between the option price and the market price on the date of exercise multiplied by the number of shares exercised.

I understand that the agreement applies only to this particular option grant and does not take precedence over or affect other non-solicitation agreements that I may have with the Company.

This agreement shall be construed in accordance with the laws of the State of New York.


Name (Print):                                     SS#:
            ------------------------------            --------------------------

Signature:                                        Date:
            ------------------------------            --------------------------

                        Marsh & McLennan Companies, Inc.
                  Non-Solicitation Agreement for Early Retirees
                  ---------------------------------------------


In order to extend the expiration date of Participant's stock option granted on (grant date(s)) under the Marsh & McLennan Companies 1988 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1992 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1997 Senior Executive Incentive and Stock Award Plan, the Marsh & McLennan Companies 2000 Senior Executive Incentive and Stock Award Plan or any successor plan thereto (collectively, the "Plan"), as each may be amended from time to time, beyond (early retirement date), his Early Retirement Date at (employer), to the earlier of (expiration date) or the original expiration date of the applicable grant, Participant agrees that until (early retirement date + 3 years) he will not, directly or indirectly, as a sole proprietor, member of a partnership, or stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation:

    (a)solicit or accept business of the type offered by Marsh & McLennan Companies, Inc. or one of its subsidiaries (the "Company") during my term of employment with the Company, or perform or supervise the performance of any services related to such type of business, from or for (i) clients or prospects of the Company who were solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such clients or prospects; or (ii) any former client of the Company or its affiliates who was such within two (2) years prior to my termination of employment and who was solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such former clients; or

    (b)solicit any employee of the Company who reported to me directly or indirectly to terminate his employment with the Company for the purpose of competing with the Company.

Participant recognizes and acknowledges that the Company's trade secrets and confidential or proprietary information, including such trade secrets or information as may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which are essential to the performance of the duties of Participant hereunder. Participant will not, during or after the term hereof, in whole or in part, disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall Participant make use of any such property for his own purposes or for the benefit to any person, firm, corporation or other entity (except the Company) under any circumstances, during or after the term hereof, provided that after the term hereof these restrictions shall not apply to such secrets or information which are then in the public domain (provided that he was not responsible, directly or indirectly, for such secrets or information entering the public domain without the Company's consent).


Name (Print):                                     SS#:
            ------------------------------            --------------------------

Signature:                                        Date:
            ------------------------------            --------------------------

                   Sample Notice of Exercise of Option Letter
                       Payment with Cash by U.S. Employees
                       -----------------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY 10036-2774

Dear Manny:

I would like to exercise the stock option granted to me on  __________________ to acquire __________ shares of Marsh & McLennan Companies, Inc. common stock at U.S.$_______________ per share. Enclosed is a check for
U.S.$_______________  representing the full payment for this option exercise.

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        SS#:      _______________________
               ----------------------------------

      Address:
               ----------------------------------



(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:

      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------
Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

(Include one of the following sentences for nonqualified stock option exercises only.)

I authorize the Company to withhold a sufficient number of shares from the amount I would otherwise be due to receive as a result of this option exercise, in order to cover all applicable payroll taxes.

I agree to remit a check for all applicable payroll taxes upon the Company's request and understand that the shares will not be released until the tax payment has been received by you.
(My office telephone number is ____________.)

Sincerely,




                   Sample Notice of Exercise of Option Letter
                 Payment with Shares and Cash by U.S. Employees
                 ----------------------------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would  like to  exercise  the stock  option  granted  to me on  ____________________ to acquire _________ shares of Marsh & McLennan Companies, Inc. common stock at U.S.$_____________ per share.  Therefore, the cost of this option exercise is U.S.$______________.

In payment for this exercise, enclosed are ________ shares of MMC common stock (which I have owned for at least six months) of which I am using ________* shares to be valued at U.S.$_____________/share* (the Fair Market
Value of MMC common stock on ______________*), for a total market value of U.S.$_____________*. I understand that I must send you a check for the balance of the exercise cost within five business days.

           *[Note:  To be filled in by the Company upon receipt of letter.]

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        SS#:      _________________________
               ----------------------------------

      Address:
               ----------------------------------


               ----------------------------------

(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           -------------------------

      Contact:                                     Tele. #:
               ----------------------------------           -------------------------

                                                   Fax #:
                                                            -------------------------
Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

(Include one of the following sentences for nonqualified stock option exercises only.)

I authorize the Company to withhold a sufficient number of shares from the amount I would otherwise be due to receive as a result of this option exercise, in order to cover all applicable payroll taxes.

I agree to remit a check for all applicable payroll taxes upon the Company's request and understand that the shares will not be released until the tax payment has been received by you. (My office telephone number is ____________.)

Sincerely,




This  Document  Constitutes  Part Of A  Prospectus  Covering  Securities  That
Have Been Registered Under The Securities Act Of 1933.


                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


          Terms and Conditions for [Grant Date] Award of Stock Options


The award of MMC stock options granted on [Grant Date] under the Marsh &
McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award Plan
(the "Plan") is subject to the following terms and conditions:

I. VESTING OF OPTION
   -----------------

    Subject to your continued employment, twenty-five percent (25%) of the aggregate number of shares covered by these options will vest and become exercisable each [Anniversary Date] beginning [First Anniversary of Grant
    Date]. Subject to the provisions of Section V herein, in the event of your Death, Permanent Disability, Early, Normal or Deferred Retirement, unvested options will vest at such termination and become exercisable. For all other terminations of employment, unvested options will not vest and vested options will cease to be exercisable as of the date of such termination.

II. METHOD OF EXERCISE
    ------------------

    When you decide to exercise a stock option, you must follow the steps set forth below. Your option exercise will be effective the date on which we receive your stock option exercise letter (the "Notice of Exercise of Option
    Letter"), option exercise payment and signed Non-Solicitation Agreement or, if received on different days, the later of those dates.

     A.  Notice of Exercise of Option Letter
         -----------------------------------

         Send your Notice of Exercise of Option Letter to:

         For MMC Insiders (i.e.,
         MMC Executive Officer, MMC Controller) For All Other Option Holders
         -------------------------------------- ----------------------------
         Kelly Gamble                           Emmanuel C. Victorino
         Senior Manager, Global Compensation    Senior Executive Compensation
         Administrator
         Marsh & McLennan Companies, Inc.       Marsh & McLennan Companies, Inc.
         1166 Avenue of the Americas            1166 Avenue of the Americas
         New York, New York l0036-2774          New York, New York 10036-2774
         Facsimile Number: (212) 345-4767       Facsimile Number: (212) 345-4767

         The Notice of Exercise of Option Letter should follow the format of one of the attached sample letters. Your letter must set forth the following information:


                                       -1-


        1. The number of shares that you wish to acquire through your option exercise, the grant date of the option; and

        2. The method of payment for exercising the option: U.S. dollars, MMC common stock, or a combination of U.S. dollars and MMC common stock;
            and

        3.  The method of share distribution:

            a.  For shares distributed electronically in book entry form;
                include company name, contact person, Depository Trust Company
                ("DTC") number, telephone and facsimile number.

            b. For shares distributed in stock certificate form; include the number of certificates to be prepared, the address to which they should be distributed, and (if different) the address to which other shareholder communications and dividends (with respect to these certificates) should be directed.

        We will not accept oral notices of exercise of options, and you must purchase a minimum of 200 shares (unless acquiring all vested shares from the option grant).

     B.  Payment
         -------

         Notice of Exercise of Option Letters will not be processed until we receive payment. Payment may be made with (l) U.S. dollars, (2) MMC common stock or (3) a combination of U.S. dollars and MMC common stock as follows:

         l. Payment with U.S. Dollars
            -------------------------

            Send a certified or bank check, payable to Marsh & McLennan
            Companies, Inc., for the full amount of the exercise price, or wire transfer the full amount in U.S. dollars to account number xxx-x-xxxxxx (ABA #xxxxxxxxx) at Chase Manhattan Bank in New York.
            Wire transfers are not considered "received" until the date on which Chase confirms that the funds have been transferred to our account.

         2. Payment with Shares of MMC Common Stock
            ---------------------------------------

            You may pay for the exercise of an option by tendering shares of MMC common stock (including shares acquired from a stock option exercise or stock award vesting) which you have owned for at least six months prior to the exercise date, having a value equal to or greater than the aggregate exercise price, as follows:


                                       -2-


         a. Delivery of Stock Certificate(s)
            --------------------------------

            The stock certificate(s) must be delivered to MMC

            (l) endorsed to Marsh & McLennan Companies, Inc. (the assignee)
                                     - or -

            (2) accompanied by a stock power endorsed to Marsh & McLennan
                Companies, Inc.

            The endorsement must be identical to the registrant's name indicated on the face of the certificate. The signature of endorsement must be guaranteed by a commercial bank or stockbroker. Attached is a sample of an endorsed stock certificate. [Note: If the certificate is mailed, you might consider making the endorsement on a stock power
            (2 above), and then mailing it separately.]

            In some countries, the tax consequences of the tender of shares may be onerous. You should read any tax information provided to you by MMC, and consult your local tax advisor for more specific information.

         b. Valuation of Shares
            -------------------

            Any shares delivered as either partial or full payment of the exercise price of an option will be valued at the Fair Market Value of MMC common stock. Fair Market Value on a given date means the per share value of stock as determined by using the average of the high and low selling prices of such stock on the immediately preceding date (or, if the New York Stock Exchange was not open that day, the next preceding day that the NYSE was open for trading and the stock was traded) as reported for such date in the table entitled "NYSE
            Composite Transactions", contained in The Wall Street Journal or an equivalent successor table. For example, for a stock option exercise on April 5th, the Fair Market Value of shares tendered, on a per share basis, would be the average of the high and low selling prices of MMC common stock on April 4th.

            If the stock submitted for payment exceeds the number of shares required, the excess shares will be returned to you.

      3. Payment with a Combination of U.S. Dollars and MMC Common Stock
         ---------------------------------------------------------------

         As noted in "Valuation of Shares" above, shares used in payment of your stock option exercise will be valued at the Fair Market Value of MMC common stock. Once the value of the shares tendered has been determined, you will owe MMC a check if the value of the tendered shares is less than the aggregate exercise price. Failure to pay the full purchase price within five days of the date of exercise may void the Notice of Exercise of Option Letter.


                                       -3-


     C.  Non-Solicitation Agreement
         --------------------------

         You must sign a Non-Solicitation Agreement in order to exercise the [Grant Date] stock option, unless you are exercising the option after taking Normal or Deferred Retirement.

         l. While Employed
            --------------

            A Non-Solicitation Agreement must accompany your Notice of Exercise of Option Letter. The Agreement must follow the form of the sample
            Agreement attached in this package and be signed and dated by you.
            We recommend you retain a copy of the Agreement for your records and consult an attorney before signing the Agreement.

         2. Upon Early Retirement
            ---------------------

            If you take early retirement, you must sign the Non-Solicitation
            Agreement that is described in Section V in order to keep a vested option from expiring. A sample Agreement is attached for your use if you take early retirement and have a vested option.

III. TAX CONSEQUENCES
     ----------------

    Any tax memorandum accompanying this package will explain the tax consequences of a stock option exercise.

IV. REGISTRATION AND DISTRIBUTION OF SHARES
    ---------------------------------------

     A. The shares from your stock option exercise will be registered as specified in your Notice of Exercise of Option Letter, after you have fully paid for your exercise. The shares may be registered only in your name or that of you and your spouse as joint tenants.

     B. The shares from your stock option exercise will be distributed as specified in your Notice of Exercise of Option Letter, after you have satisfied your payroll tax obligation.

     C. When you exercise your stock option, you will receive written confirmation of the transaction.

     D. Shares received upon your exercise of a stock option will be registered in your name (or you and your spouse as joint tenants, at your request) as of the date of exercise, and you will receive the quarterly dividend so long as you remain a registered shareholder on the dividend record date.


                                       -4-


V. TERMINATION OF EMPLOYMENT
   -------------------------

    If your employment with MMC or any of its subsidiaries or affiliates (the
    "Company") terminates, the following shall apply:

     A.  Death
         -----

         In the event of your death, any unvested option will vest and become exercisable. The person or persons to whom your rights under the option shall pass by will or the laws of descent and distribution shall be entitled to exercise such option within one year after the date of death, but in no event shall the option be exercised beyond the expiration date of the grant.

     B.  Permanent Disability
         --------------------

         Should you terminate due to total and permanent disability as determined under MMC's long-term disability program, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your termination of employment, but in no event beyond the expiration date of the grant.

     C.  Normal or Deferred Retirement
         -----------------------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your Retirement Date (whether such Retirement Date is a Normal Retirement Date or Deferred Retirement
         Date), but in no event beyond the expiration date of the grant.

     D.  Early Retirement
         ----------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. In the case of your Retirement Date being an Early Retirement Date, any then vested option shares shall continue to be exercisable for five years from your Early
         Retirement Date, but in no event beyond the expiration date of the grant, provided that you execute the attached Non-Solicitation
         Agreement for Early Retirees, and in fact do, comply with said
         Non-Solicitation Agreement, for a period of three years commencing with your Early Retirement Date, or such lessor period as may be applicable, it being understood that failure to comply with said Non-Solicitation
         Agreement will cause your early retirement to be governed by the provisions of "F. All Other Employment Terminations", below.

     E.  Definitions
         -----------

         As used in Section V. C. and D., the terms Retirement Date, Normal
         Retirement Date, Deferred Retirement Date and Early Retirement Date shall have the respective meanings given such terms (or any comparable substitute terms or concepts) set forth in the Company's primary retirement plan applicable to you upon your retirement.

     F.  All Other Employment Terminations
         ---------------------------------

         For all other terminations of employment, any unvested option will not vest and vested option shares will cease to be exercisable on the date of termination, except to the extent that the Committee may determine otherwise.


                                       -5-


VI. CHANGE IN CONTROL PROVISIONS
    ----------------------------

    Upon the occurrence of a "change in control" of MMC, as defined in the Plan, all stock options you hold will become fully exercisable and vested, and any restrictions contained in the terms and conditions of the option grants shall lapse.

VII. OTHER PROVISIONS
     ----------------

     A. Neither the granting of an award nor any exercise thereof gives you any right to continue to be employed by the Company, or restricts, in any way, the right of your employer to terminate your employment at any time for any reason not specifically prohibited by law.

     B. During your lifetime, an option shall be exercisable only by you, and no right thereunder shall be transferable except by will or the laws of descent and distribution.

     C. Neither you nor any person entitled to exercise your rights in the event of your death shall have any of the rights of a stockholder with respect to the shares of MMC common stock subject to an option, unless, and until, you have exercised the option, paid the full price thereof, and have received the shares so acquired.

     D. MMC is not liable for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of MMC common stock subject to an option or otherwise pursuant to the Plan which results from the inability of MMC to obtain, or in any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares.

     E. An award is subject to all of the terms and conditions of the Plan and your acceptance of an award shall constitute your agreement to the terms and conditions of the Plan and the administrative regulations of the Committee. Your acceptance of an award constitutes your agreement that the shares of MMC common stock acquired hereunder will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations. In the event of any conflict between the Plan and the terms and conditions of the Plan, the Plan shall prevail.

    F. An option shall be exercised in accordance with, and awards shall be subject to, such additional administrative regulations as the Committee may from time to time adopt. All decisions of the Committee upon any questions arising under the Plan or under these terms and conditions shall be conclusive and binding.

     G. The Plan, and the granting and exercising of options or awards thereunder, and the obligations of MMC and employees under the Plan, shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, including, but not limited to, tax and securities regulations. This provision takes precedence over all aforementioned terms and conditions.


                                       -6-


Please retain this document in your permanent records. If you have any questions regarding the Plan or your stock option grant, please contact Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or Mr. Emmanuel C.
Victorino, Senior Executive Compensation Administrator, at 212/345-3543. Both also can be reached via internal electronic mail (Lotus Notes) or the internet
(kelly.gamble@mmc.com; emmanuel.c.victorino@mmc.com).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's
Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26,
2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble or Mr.
Emmanuel C. Victorino as indicated above.



Attachments
- -----------

Non-Solicitation Agreements
Notice of Exercise of Option Letters
Sample Endorsement of Stock Certificate
Tax Information Memorandum (for some countries)


                                       -7-


                        Marsh & McLennan Companies, Inc.
            Non-Solicitation Agreement for Exercise of Stock Options
            --------------------------------------------------------

In order to receive the benefits afforded by the Marsh & McLennan Companies 1988
Incentive and Stock Award Plan, the Marsh & McLennan Companies l992 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1997 Senior Executive
Incentive and Stock Award Plan, the Marsh & McLennan Companies 2000 Senior
Executive Incentive and Stock Award Plan or any successor plan thereto
(collectively, the "Plan"), as each may be amended from time to time, I, the undersigned, agree that if my employment with Marsh & McLennan Companies, Inc.
or one of its subsidiaries (the "Company") terminates for any reason other than death or total disability within three (3) years after exercising the option granted to me on __________________ under the Plan, I will not, for a period of two (2) years from date of termination, directly or indirectly, as a sole proprietor, member of a partnership, or stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation except for the benefit of the Company:


    (a)solicit or accept business of the type offered by the Company during my term of employment with the Company, or perform or supervise the performance of any services related to such type of business, from or for (i) clients or prospects of the Company or its affiliates who were solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such clients or prospects; or (ii) any former client of the Company or its affiliates who was such within two (2) years prior to my termination of employment and who was solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such former clients; or

    (b)solicit any employee of the Company who reported to me directly or indirectly to terminate his employment with the Company for the purpose of competing with the Company.

I recognize and acknowledge that the Company's trade secrets and confidential or proprietary information, including such trade secrets or information as may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which were essential to the performance of my duties while in the employ of the Company. I will not, during or after the term hereof, in whole or in part, disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall I make use of any such property for my own purposes or for the benefit of any person, firm, corporation or other entity (except the Company) under any circumstances, during or after the term hereof, provided that after the term hereof, these restrictions shall not apply to such secrets or information which are then in the public domain (provided that I was not responsible, directly or indirectly, for such secrets or information entering the public domain without the Company's consent).

Without limiting any other remedies which may be available to it under applicable law, the Company shall be entitled to monetary damages under this agreement, which may include, but not be limited to, the gain on exercise of the option computed as the difference between the option price and the market price on the date of exercise multiplied by the number of shares exercised.

I understand that the agreement applies only to this particular option grant and does not take precedence over or affect other non-solicitation agreements that I may have with the Company.

This agreement shall be construed in accordance with the laws of the State of New York.

Name (Print):                                     ID#:
            ------------------------------            --------------------------

Signature:                                        Date:
            ------------------------------            --------------------------




                        Marsh & McLennan Companies, Inc.
                  Non-Solicitation Agreement for Early Retirees
                  ---------------------------------------------

In order to extend the expiration date of Participant's stock option granted on (grant date(s)) under the Marsh & McLennan Companies 1988 Incentive and Stock
Award Plan, the Marsh & McLennan Companies 1992 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1997 Senior Executive Incentive and Stock Award
Plan, the Marsh & McLennan Companies 2000 Senior Executive Incentive and Stock
Award Plan or any successor plan thereto (collectively, the "Plan), as each may be amended from time to time, beyond (early retirement date), his Early
Retirement Date at (employer), to the earlier of (expiration date) or the original expiration date of the applicable grant, Participant agrees that until (early retirement date + 3 years) he will not, directly or indirectly, as a sole proprietor, member of a partnership, or stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation:

    (a)solicit or accept business of the type offered by Marsh & McLennan
Companies, Inc. or one of its subsidiaries (the "Company") during my term of employment with the Company, or perform or supervise the performance of any services related to such type of business, from or for (i) clients or prospects of the Company who were solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such clients or prospects; or (ii) any former client of the Company or its affiliates who was such within two (2) years prior to my termination of employment and who was solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such former clients; or

    (b)solicit any employee of the Company who reported to me directly or indirectly to terminate his employment with the Company for the purpose of competing with the Company.


Participant recognizes and acknowledges that the Company's trade secrets and confidential or proprietary information, including such trade secrets or information as may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which are essential to the performance of the duties of Participant hereunder. Participant will not, during or after the term hereof, in whole or in part, disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall Participant make use of any such property for his own purposes or for the benefit to any person, firm, corporation or other entity (except the Company) under any circumstances, during or after the term hereof, provided that after the term hereof these restrictions shall not apply to such secrets or information which are then in the public domain (provided that he was not responsible, directly or indirectly, for such secrets or information entering the public domain without the Company's consent).



Name (Print):                                     ID#:
            ------------------------------            --------------------------

Signature:                                        Date:
            ------------------------------            --------------------------




                   Sample Notice of Exercise of Option Letter
                                Payment with Cash
                                -----------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would like to exercise the stock option granted to me on  __________________  to acquire __________ shares of
Marsh & McLennan Companies, Inc. common stock at U.S.$_______________ per share. Enclosed is a check for
U.S.$_______________  representing the full payment for this option exercise.

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        ID #:     _______________________
               ----------------------------------

      Address:
               ----------------------------------



(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------

Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

I agree to promptly remit payment for any applicable taxes upon the Company's request.

Sincerely,




                   Sample Notice of Exercise of Option Letter
                          Payment with Shares and Cash
                          ----------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would  like to  exercise  the stock  option  granted  to me on  ____________________  to acquire
_________ shares of Marsh & McLennan Companies, Inc. common stock at U.S.$_____________   per  share.
Therefore, the cost of this option exercise is U.S.$______________.

In payment for this exercise, enclosed are ________ shares of MMC common stock (which I have owned for at least six months) of which I am using ________* shares to be valued at U.S.$_____________/share*
(the Fair Market Value of MMC common stock on ______________*), for a total market value of
U.S.$_____________*. I understand that I must send you a check for the balance of the exercise cost within five business days.

           *[Note:  To be filled in by the Company upon receipt of letter.]

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        ID #:    ________________________
               ----------------------------------

      Address:
               ----------------------------------


               ----------------------------------

(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------

Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

I agree to promptly remit payment for any applicable taxes upon the Company's request.

Sincerely,




This  Document  Constitutes  Part Of A  Prospectus  Covering  Securities  That
Have Been Registered Under The Securities Act Of 1933.


                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


          Terms and Conditions for [Grant Date] Award of Stock Options
                            to U.K. Grant Recipients
                            ------------------------

The award of MMC stock options granted on [Grant Date] under the Marsh &
McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award Plan
(the "Plan") is subject to the following terms and conditions:

I. VESTING OF OPTION
   -----------------

    Subject to your continued employment, twenty-five percent (25%) of the aggregate number of shares covered by these options will vest and become exercisable each [Anniversary Date] beginning [First Anniversary of Grant
    Date]. Subject to the provisions in Section V herein, in the event of your Death, Permanent Disability, Early, Normal or Deferred Retirement, unvested options will vest at such termination and become exercisable. For all other terminations of employment, unvested options will not vest and vested options will cease to be exercisable as of the date of such termination.

II. METHOD OF EXERCISE
    ------------------

    When you decide to exercise a stock option, you must follow the steps set forth below. Your option exercise will be effective the date on which we receive your stock option exercise letter (the "Notice of Exercise of Option
    Letter"), option exercise payment and Non-Solicitation Agreement or, if received on different days, the later of those dates.

     A.  Notice of Exercise of Option Letter
         -----------------------------------

         Send your Notice of Exercise of Option Letter to:

         For MMC Insiders (i.e.,
         MMC Executive Officer, MMC Controller) For All Other Option Holders
         -------------------------------------- ----------------------------
         Kelly Gamble                           Emmanuel C. Victorino
         Senior Manager, Global Compensation    Senior Executive Compensation
         Administrator
         Marsh & McLennan Companies, Inc.       Marsh & McLennan Companies, Inc.
         1166 Avenue of the Americas            1166 Avenue of the Americas
         New York, New York l0036-2774          New York, New York 10036-2774
         Facsimile Number: (212) 345-4767       Facsimile Number: (212) 345-4767

         The Notice of Exercise of Option Letter should follow the format of one of the attached sample letters. Your letter must set forth the following information:


                                       -1-


      l. The number of shares that you wish to acquire through your option exercise, the grant date of the option; and

      2. The method of payment for exercising the option: U.S. dollars, MMC common stock, or a combination of U.S. dollars and MMC common stock;
         and

      3. The method of payment for applicable withholding taxes: cash payment or share withholding; and

      4. The method of share distribution:

         a. For shares distributed electronically in book entry form; include company name, contact person, Depository Trust Company ("DTC") number, telephone and facsimile number.

         b. For shares distributed in stock certificate form; include the number of certificates to be prepared, the address to which they should be distributed, and (if different) the address to which other shareholder communications and dividends (with respect to these certificates) should be directed.

       We will not accept oral notices of exercise of options, and you must purchase a minimum of 200 shares (unless acquiring all vested shares from the option grant).

     B.  Payment
         -------

         Notice of Exercise of Option Letters will not be processed until we receive payment. Payment may be made with (l) U.S. dollars, (2) MMC common stock or (3) a combination of U.S. dollars and MMC common stock as follows:

         l. Payment with U.S. Dollars
            -------------------------

            Send a certified or bank check, payable to Marsh & McLennan
            Companies, Inc., for the full amount of the exercise price, or wire transfer the full amount in U.S. dollars to account number xxx-x-xxxxxx (ABA #xxxxxxxxx) at Chase Manhattan Bank in New York.
            Wire transfers are not considered "received" until the date on which Chase confirms that the funds have been transferred to our account.

         2. Payment with Shares of MMC Common Stock
            ---------------------------------------

            You may pay for the exercise of an option by tendering shares of MMC common stock (including shares acquired from a stock option exercise or stock award vesting) which you have owned for at least six months prior to the exercise date, having a value equal to or greater than the aggregate exercise price, as follows:


                                       -2-


        a.  Delivery of Stock Certificate(s)
            --------------------------------

            The stock certificate(s) must be delivered to MMC

            (l)   endorsed to Marsh & McLennan Companies, Inc. (the assignee)
                                     - or -
            (2)   accompanied by a stock power endorsed to Marsh & McLennan
                  Companies, Inc.

            The endorsement must be identical to the registrant's name indicated on the face of the certificate. The signature of endorsement must be guaranteed by a commercial bank or stockbroker. Attached is a sample of an endorsed stock certificate. [Note: If the certificate is mailed, you might consider making the endorsement on a stock power
            (2 above), and then mailing it separately.]

            In some countries, the tax consequences of the tender of shares may be onerous. You should read any tax information provided to you by MMC, and consult your local tax advisor for more specific information.

        b.  Valuation of Shares
            -------------------

            Any shares delivered as either partial or full payment of the exercise price of an option will be valued at the Fair Market Value of MMC common stock. Fair Market Value on a given date means the per share value of stock as determined by using the average of the high and low selling prices of such stock on the immediately preceding date (or, if the New York Stock Exchange was not open that day, the next preceding day that the NYSE was open for trading and the stock was traded) as reported for such date in the table entitled "NYSE
            Composite Transactions", contained in The Wall Street Journal or an equivalent successor table. For example, for a stock option exercise on April 5th, the Fair Market Value of shares tendered, on a per share basis, would be the average of the high and low selling prices of MMC common stock on April 4th.

            If the stock submitted for payment exceeds the number of shares required, the excess shares will be returned to you.

     3.  Payment with a Combination of U.S. Dollars and MMC Common Stock
         ---------------------------------------------------------------

         As noted in "Valuation of Shares" above, shares used in payment of your stock option exercise will be valued at the Fair Market Value of MMC common stock. Once the value of the shares tendered has been determined, you will owe MMC a check if the value of the tendered shares is less than the aggregate exercise price. Failure to pay the full purchase price within five days of the date of exercise may void the Notice of Exercise of Option Letter.


                                       -3-


     C.  Non-Solicitation Agreement
         --------------------------

         You must sign a Non-Solicitation Agreement in order to exercise the [Grant Date] stock option, unless you are exercising the option after taking Normal or Deferred Retirement.

         l. While Employed
            --------------

            A Non-Solicitation Agreement must accompany your Notice of Exercise of Option Letter. The Agreement must follow the form of the sample
            Agreement attached in this package and be signed and dated by you.
            We recommend you retain a copy of the Agreement for your records and consult an attorney before signing the Agreement.

         2. Upon Early Retirement
            ---------------------

            If you take early retirement, you must sign the Non-Solicitation
            Agreement that is described in Section V in order to keep a vested option from expiring. A sample Agreement is attached for your use if you take early retirement and have a vested option.

III.  WITHHOLDING TAXES
      -----------------

      Payment of withholding taxes is required by law when a stock option is exercised. An election to satisfy all applicable withholding taxes, either
      (1) by check or (2) by having a sufficient number of the shares resulting from the option exercise retained by MMC, must be made on or before the exercise date (see sample letters). If such an election is not made by that time then, by default, shares will be retained to satisfy the tax withholding obligation. The election to have shares withheld is irrevocable but is subject to disapproval by the Compensation Committee of the MMC Board of Directors (the Committee). Such shares will be valued at the Fair Market Value of MMC common stock.

IV.   REGISTRATION AND DISTRIBUTION OF SHARES
      ---------------------------------------

      A. The shares from your stock option exercise will be registered as specified in your Notice of Exercise of Option Letter, after you have fully paid for your exercise. The shares may be registered only in your name or that of you and your spouse as joint tenants.

      B. The shares from your stock option exercise will be distributed as specified in your Notice of Exercise of Option Letter, after you have satisfied your payroll tax obligation.

      C. When you exercise your stock option, you will receive written confirmation of the transaction.

      D. Shares received upon your exercise of a stock option will be registered in your name (or you and your spouse as joint tenants, at your request) as of the date of exercise, and you will receive the quarterly dividend so long as you remain a registered shareholder on the dividend record date.


                                       -4-


V.  TERMINATION OF EMPLOYMENT
    -------------------------

    If your employment with MMC or any of its subsidiaries or affiliates (the
    "Company") terminates, the following shall apply:

     A.  Death
         -----

         In the event of your death, any unvested option will vest and become exercisable. The person or persons to whom your rights under the option shall pass by will or the laws of descent and distribution shall be entitled to exercise such option within one year after the date of death, but in no event shall the option be exercised beyond the expiration date of the grant.

     B.  Permanent Disability
         --------------------

         Should you terminate due to total and permanent disability as determined under MMC's long-term disability program, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your termination of employment, but in no event beyond the expiration date of the grant.

     C.  Normal or Deferred Retirement
         -----------------------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your Retirement Date (whether such Retirement Date is a Normal Retirement Date or Deferred Retirement
         Date), but in no event beyond the expiration date of the grant.

     D.  Early Retirement
         ----------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. In the case of your Retirement Date being an Early Retirement Date, any then vested option shares shall continue to be exercisable for five years from your Early
         Retirement Date, but in no event beyond the expiration date of the grant, provided that you execute the attached Non-Solicitation
         Agreement for Early Retirees, and in fact do, comply with said
         Non-Solicitation Agreement, for a period of three years commencing with your Early Retirement Date, or such lessor period as may be applicable, it being understood that failure to comply with said Non-Solicitation
         Agreement will cause your early retirement to be governed by the provisions of "F. All Other Employment Terminations", below.

     E.  Definitions
         -----------

         As used in Section V. C. and D., the terms Retirement Date, Normal
         Retirement Date, Deferred Retirement Date and Early Retirement Date shall have the respective meanings given such terms (or any comparable substitute terms or concepts) set forth in the Company's primary retirement plan applicable to you upon your retirement.

     F.  All Other Employment Terminations
         ---------------------------------

         For all other terminations of employment, any unvested option will not vest and vested option shares will cease to be exercisable on the date of termination, except to the extent that the Committee may determine otherwise.


                                       -5-


VI.   CHANGE IN CONTROL PROVISIONS
      ----------------------------

      Upon the occurrence of a "change in control" of MMC, as defined in the Plan, all stock options you hold will become fully exercisable and vested, and any restrictions contained in the terms and conditions of the option grants shall lapse.

VII.  OTHER PROVISIONS
      ----------------

      A. Neither the granting of an award nor any exercise thereof gives you any right to continue to be employed by the Company, or restricts, in any way, the right of your employer to terminate your employment at any time for any reason not specifically prohibited by law.

      B. During your lifetime, an option shall be exercisable only by you, and no right thereunder shall be transferable except by will or the laws of descent and distribution.

      C. Neither you nor any person entitled to exercise your rights in the event of your death shall have any of the rights of a stockholder with respect to the shares of MMC common stock subject to an option, unless, and until, you have exercised the option, paid the full price thereof, and have received the shares so acquired.

      D. MMC is not liable for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of MMC common stock subject to an option or otherwise pursuant to the Plan which results from the inability of MMC to obtain, or in any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares.

      E. An award is subject to all of the terms and conditions of the Plan and your acceptance of an award shall constitute your agreement to the terms and conditions of the Plan and the administrative regulations of the Committee. Your acceptance of an award constitutes your agreement that the shares of MMC common stock acquired hereunder will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations. In the event of any conflict between the Plan and the terms and conditions of the Plan, the Plan shall prevail.

      F. An option shall be exercised in accordance with, and awards shall be subject to, such additional administrative regulations as the Committee may from time to time adopt. All decisions of the Committee upon any questions arising under the Plan or under these terms and conditions shall be conclusive and binding.

      G. The Plan, and the granting and exercising of options or awards thereunder, and the obligations of MMC and employees under the Plan, shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, including, but not limited to, tax and securities regulations. This provision takes precedence over all aforementioned terms and conditions.


                                       -6-


Please retain this document in your permanent records. If you have any questions regarding the Plan or your stock option grant, please contact Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or Mr. Emmanuel C.
Victorino, Senior Executive Compensation Administrator, at 212/345-3543. Both also can be reached via internal electronic mail (Lotus Notes) or the internet
(kelly.gamble@mmc.com; emmanuel.c.victorino@mmc.com).


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's
Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26,
2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble or Mr.
Emmanuel C. Victorino as indicated above.



Attachments
- -----------

Non-Solicitation Agreements
Notice of Exercise of Option Letters
Sample Endorsement of Stock Certificate
Tax Information Memorandum


                                       -7-


                        Marsh & McLennan Companies, Inc.
            Non-Solicitation Agreement for Exercise of Stock Options
            --------------------------------------------------------


In order to receive the benefits afforded by the Marsh & McLennan Companies 1988
Incentive and Stock Award Plan, the Marsh & McLennan Companies l992 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1997 Senior Executive
Incentive and Stock Award Plan, the Marsh & McLennan Companies 2000 Senior
Executive Incentive and Stock Award Plan or any successor plan thereto
(collectively, the "Plan"), as each may be amended from time to time, I, the undersigned, agree that if my employment with Marsh & McLennan Companies, Inc.
or one of its subsidiaries (the "Company") terminates for any reason other than death or total disability within three (3) years after exercising the option granted to me on __________________ under the Plan, I will not, for a period of two (2) years from date of termination, directly or indirectly, as a sole proprietor, member of a partnership, or stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation except for the benefit of the Company:


      (a)solicit or accept business of the type offered by the Company during my term of employment with the Company, or perform or supervise the performance of any services related to such type of business, from or for (i) clients or prospects of the Company or its affiliates who were solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such clients or prospects; or (ii) any former client of the Company or its affiliates who was such within two (2) years prior to my termination of employment and who was solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such former clients; or

      (b)solicit any employee of the Company who reported to me directly or indirectly to terminate his employment with the Company for the purpose of competing with the Company.

I recognize and acknowledge that the Company's trade secrets and confidential or proprietary information, including such trade secrets or information as may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which were essential to the performance of my duties while in the employ of the Company. I will not, during or after the term hereof, in whole or in part, disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall I make use of any such property for my own purposes or for the benefit of any person, firm, corporation or other entity (except the Company) under any circumstances, during or after the term hereof, provided that after the term hereof, these restrictions shall not apply to such secrets or information which are then in the public domain (provided that I was not responsible, directly or indirectly, for such secrets or information entering the public domain without the Company's consent).

Without limiting any other remedies which may be available to it under applicable law, the Company shall be entitled to monetary damages under this agreement, which may include, but not be limited to, the gain on exercise of the option computed as the difference between the option price and the market price on the date of exercise multiplied by the number of shares exercised.

I understand that the agreement applies only to this particular option grant and does not take precedence over or affect other non-solicitation agreements that I may have with the Company.

This agreement shall be construed in accordance with the laws of the State of New York.

Name (Print):                                     ID#:
            ------------------------------            --------------------------

Signature:                                        Date:
            ------------------------------            --------------------------




                        Marsh & McLennan Companies, Inc.
                  Non-Solicitation Agreement for Early Retirees
                  ---------------------------------------------


In order to extend the expiration date of Participant's stock option granted on (grant date(s)) under the Marsh & McLennan Companies 1988 Incentive and Stock
Award Plan, the Marsh & McLennan Companies 1992 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1997 Senior Executive Incentive and Stock Award
Plan, the Marsh & McLennan Companies 2000 Senior Executive Incentive and Stock
Award Plan or any successor plan thereto (collectively, the "Plan"), as each may be amended from time to time, beyond (early retirement date), his Early
Retirement Date at (employer), to the earlier of (expiration date) or the original expiration date of the applicable grant, Participant agrees that until (early retirement date + 3 years) he will not, directly or indirectly, as a sole proprietor, member of a partnership, or stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation:

      (a)solicit or accept business of the type offered by Marsh & McLennan
Companies, Inc. or one of its subsidiaries (the "Company") during my term of employment with the Company, or perform or supervise the performance of any services related to such type of business, from or for (i) clients or prospects of the Company who were solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such clients or prospects; or (ii) any former client of the Company or its affiliates who was such within two (2) years prior to my termination of employment and who was solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such former clients; or

      (b)solicit any employee of the Company who reported to me directly or indirectly to terminate his employment with the Company for the purpose of competing with the Company.


Participant recognizes and acknowledges that the Company's trade secrets and confidential or proprietary information, including such trade secrets or information as may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which are essential to the performance of the duties of Participant hereunder. Participant will not, during or after the term hereof, in whole or in part, disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall Participant make use of any such property for his own purposes or for the benefit to any person, firm, corporation or other entity (except the Company) under any circumstances, during or after the term hereof, provided that after the term hereof these restrictions shall not apply to such secrets or information which are then in the public domain (provided that he was not responsible, directly or indirectly, for such secrets or information entering the public domain without the Company's consent).


Name (Print):                                     ID#:
            ------------------------------            --------------------------

Signature:                                        Date:
            ------------------------------            --------------------------




                   Sample Notice of Exercise of Option Letter
                      Payment with Cash by U. K. Employees
                      ------------------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would like to exercise the stock option granted to me on _________________ to acquire _________ shares of
Marsh & McLennan Companies, Inc. common stock at $____________________ per share. Enclosed is a check for $_____________________ representing the full payment for this option exercise.

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        ID #:    ________________________
               ----------------------------------

      Address:
               ----------------------------------


               ----------------------------------

(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------

Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------


 (Include one of the following sentences for stock options granted after November 27, 1996)

I authorize the Company to withhold a sufficient number of shares from the amount I would otherwise be due to receive as a result of this option exercise, in order to cover all applicable payroll taxes.

                                       or

I agree to remit a check for all applicable payroll taxes upon the Company's request and understand that the shares will not be released until the tax payment has been received by you.  (My office telephone number is (__________.)

Sincerely,



                   Sample Notice of Exercise of Option Letter
                 Payment with Shares and Cash by U. K. Employees
                 -----------------------------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller)
should Marsh & McLennan Companies, Inc.       direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would like to exercise the stock option granted to me on _________________ to acquire _________ shares of
Marsh & McLennan Companies, Inc. common stock at $____________________ per share.  Therefore, the cost of this option exercise is $-------------------.

In payment for this exercise, enclosed are ____________ shares of MMC common stock (which I have owned for at least six months) of which I am using ___________* shares to be valued at $_________________*/share
(the Fair Market Value of MMC common stock on _____________*), for a total market value of $_______________*.
I understand that I must send you a check for the balance of the exercise cost within five business days.

      *[Note:  To be filled in by the Company upon receipt of letter.]

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        ID #:
               ----------------------------------             ----------------------

      Address:                                     Tel#:
               ----------------------------------             ----------------------



(Include one of the following sentences)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------

Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

(Include one of the following sentences for stock options granted after November 27, 1996)

I authorize the Company to withhold a sufficient number of shares from the amount I would otherwise be due to receive as a result of this option exercise, in order to cover all applicable payroll taxes.
                                       or

I agree to remit a check for all applicable payroll taxes upon the Company's request and understand that the shares will not be released until the tax payment has been received by you.  (My office telephone number is ____________.)

Sincerely,



This  Document  Constitutes  Part Of A  Prospectus  Covering  Securities  That
Have Been Registered Under The Securities Act Of 1933.


                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


    Terms and Conditions for [Grant Date] Award of Nonqualified Stock Options
                      to Putnam Investments, LLC Employees
                      ------------------------------------


The award of nonqualified stock options granted on [Grant Date] under the Marsh
& McLennan Companies ("MMC") 2000 Senior Executive Incentive and Stock Award
Plan (the "Plan") is subject to the following terms and conditions:

I. VESTING OF OPTION
   -----------------

    Subject to your continued employment, twenty-five percent (25%) of the aggregate number of shares covered by these options will vest and become exercisable each [Anniversary Date] beginning [First Anniversary of Grant
    Date]. Subject to the provisions of Section V herein, in the event of your Death, Permanent Disability, Early, Normal or Deferred Retirement, unvested options will vest at such termination and become exercisable. For all other terminations of employment, unvested options will not vest and vested options will cease to be exercisable as of the date of such termination.

II. METHOD OF EXERCISE
    ------------------

    When you decide to exercise a stock option, you must follow the steps set forth below. Your option exercise will be effective the date on which we receive your stock option exercise letter (the "Notice of Exercise of Option
    Letter"), option exercise payment and Non-Solicitation Agreement or, if received on different days, the later of those dates.

     A.  Notice of Exercise of Option Letter
         -----------------------------------

         Send your Notice of Exercise of Option Letter to:

         For MMC Insiders (i.e.,
         MMC Executive Officer, MMC Controller) For All Other Option Holders
         -------------------------------------- ----------------------------
         Kelly Gamble                           Emmanuel C. Victorino
         Senior Manager, Global Compensation    Senior Executive Compensation
         Administrator
         Marsh & McLennan Companies, Inc.       Marsh & McLennan Companies, Inc.
         1166 Avenue of the Americas            1166 Avenue of the Americas
         New York, New York  l0036-2774         New York, NY  10036-2774
         Facsimile Number: (212) 345-4767       Facsimile Number: (212) 345-4767

         The Notice of Exercise of Option Letter should follow the format of one of the sample letters enclosed in this package. Your letter must set forth the following information:


                                       -1-


         l. The number of shares that you wish to acquire through your option exercise, the grant date of the option; and

         2. The method of payment for exercising the option: U.S. dollars, MMC common stock, or a combination of U.S. dollars and MMC common stock;
            and

         3. The method of payment for applicable withholding taxes: cash payment or share withholding; and

         4. The method of share distribution:

            a. For shares distributed electronically in book entry form; include company name, contact person, Depository Trust Company ("DTC") number, telephone and facsimile number.

            b. For shares distributed in stock certificate form; include the number of certificates to be prepared, the address to which they should be distributed, and (if different) the address to which other shareholder communications and dividends (with respect to these certificates) should be directed.

         We will not accept oral notices of exercise of options, and you must purchase a minimum of 200 shares (unless acquiring all vested shares from the option grant).

     B.  Payment
         -------

         Notice of Exercise of Option Letters will not be processed until we receive payment. Payment may be made with (l) U.S. dollars, (2) MMC common stock or (3) a combination of U.S. dollars and MMC common stock as follows:

         l. Payment with U.S. Dollars
            -------------------------

            Send a certified or bank check, payable to Marsh & McLennan
            Companies, Inc., for the full amount of the exercise price, or wire transfer the full amount in U.S. dollars to account number xxx-x-xxxxxx (ABA #xxxxxxxxx) at Chase Manhattan Bank in New York.
            Wire transfers are not considered "received" until the date on which Chase confirms that the funds have been transferred to our account.

         2. Payment with Shares of MMC Common Stock
            ---------------------------------------

            You may pay for the exercise of an option by tendering shares of MMC common stock (including shares acquired from a stock option exercise or stock award vesting) which you have owned for at least six months prior to the exercise date, having a value equal to or greater than the exercise price, as follows:


                                       -2-


         a. Delivery of Stock Certificate(s)
            --------------------------------

            The stock certificate(s) must be delivered to MMC

            (l) endorsed to Marsh & McLennan Companies, Inc. (the assignee)
                                     - or -
            (2) accompanied by a stock power endorsed to Marsh & McLennan
                Companies, Inc.

            The endorsement must be identical to the registrant's name indicated on the face of the certificate. The signature of endorsement must be guaranteed by a commercial bank or stockbroker. Enclosed is a sample of an endorsed stock certificate. [Note: If the certificate is mailed, you might consider making the endorsement on a stock power
            (2 above), and then mailing it separately.]

         b. Valuation of Shares
            -------------------

            Any shares delivered as either partial or full payment of the exercise price of an option will be valued at the Fair Market Value of MMC common stock. Fair Market Value on a given date means the per share value of stock as determined by using the average of the high and low selling prices of such stock on the immediately preceding date (or, if the New York Stock Exchange was not open that day, the next preceding day that the NYSE was open for trading and the stock was traded) as reported for such date in the table entitled "NYSE
            Composite Transactions", contained in The Wall Street Journal or an equivalent successor table. For example, for a stock option exercise on April 5th, the Fair Market Value of shares tendered, on a per share basis, would be the average of the high and low selling prices of MMC common stock on April 4th.

            If the stock submitted for payment exceeds the number of shares required, the excess shares will be returned to you.

      3. Payment with a Combination of U.S. Dollars and MMC Common Stock
         ---------------------------------------------------------------

         As noted in "Valuation of Shares" above, shares used in payment of your stock option exercise will be valued at the Fair Market Value of MMC common stock. Once the value of the shares tendered has been determined, you will owe MMC a check if the value of the tendered shares is less than the aggregate exercise price. Failure to pay the full purchase price within five days of the date of exercise may void the Notice of Exercise of Option Letter.


                                       -3-


     C.  Non-Solicitation Agreement
         --------------------------

         You must sign a Non-Solicitation Agreement in order to exercise the [Grant Date] stock option, unless you are exercising the option after taking Normal or Deferred Retirement.

         l. While Employed
            --------------

            A Non-Solicitation Agreement must accompany your Notice of Exercise of Option Letter. The Agreement must follow the form of the sample
            Agreement attached in this package and be signed and dated by you.
            We recommend you retain a copy of the Agreement for your records and consult an attorney before signing the Agreement.

         2. Upon Early Retirement
            ---------------------

            If you take early retirement, you must sign the Non-Solicitation
            Agreement that is described in Section V in order to keep a vested option from expiring. A sample Agreement is attached for your use if you take early retirement and have a vested option.

III. WITHHOLDING TAXES
     -----------------

    Payment of withholding taxes (including FICA) is required by law when a nonqualified stock option is exercised. An election to satisfy all applicable withholding taxes, either (1) by check or (2) by having a sufficient number of the shares resulting from the option exercise retained by MMC, must be made on or before the exercise date (see sample letters). If such an election is not made by that time then, by default, shares will be retained to satisfy the tax withholding obligation. The election to have shares withheld is irrevocable but is subject to disapproval by the Compensation Committee of the MMC Board of Directors (the "Committee"). Such shares will be valued at the Fair Market Value of MMC common stock.

IV. REGISTRATION AND DISTRIBUTION OF SHARES
    ---------------------------------------

     A. The shares from your stock option exercise will be registered as specified in your Notice of Exercise of Option Letter, after you have fully paid for your exercise. The shares may be registered only in your name or that of you and your spouse as joint tenants.

     B. The shares from your stock option exercise will be distributed as specified in your Notice of Exercise of Option Letter, after you have satisfied your payroll tax obligation.

     C. When you exercise your stock option, you will receive written confirmation of the transaction.

     D. Shares received upon your exercise of a stock option will be registered in your name (or you and your spouse as joint tenants, at your request) as of the date of exercise, and you will receive the quarterly dividend so long as you remain a registered shareholder on the dividend record date.


                                       -4-


V. TERMINATION OF EMPLOYMENT
   -------------------------

    If your employment with MMC or any of its subsidiaries or affiliates (the
    "Company") terminates, the following shall apply:

     A.  Death
         -----

         In the event of your death, any unvested option will vest and become exercisable. The person or persons to whom your rights under the option shall pass by will or the laws of descent and distribution shall be entitled to exercise such option within one year after the date of death, but in no event shall the option be exercised beyond the expiration date of the grant.

     B.  Permanent Disability
         --------------------

         Should you terminate due to total and permanent disability as determined under MMC's long-term disability program, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your termination of employment, but in no event beyond the expiration date of the grant.

     C.  Normal or Deferred Retirement
         -----------------------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your Retirement Date (whether such Retirement Date is a Normal Retirement Date or Deferred Retirement
         Date), but in no event beyond the expiration date of the grant.

     D.  Early Retirement
         ----------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. In the case of your Retirement Date being an Early Retirement Date, any then vested option shares shall continue to be exercisable for five years from your Early
         Retirement Date, but in no event beyond the expiration date of the grant, provided that you execute the attached Non-Solicitation
         Agreement for Early Retirees, and in fact do, comply with said
         Non-Solicitation Agreement, for a period of three years commencing with your Early Retirement Date, or such lessor period as may be applicable, it being understood that failure to comply with said Non-Solicitation
         Agreement will cause your early retirement to be governed by the provisions of "F. All Other Employment Terminations", below.

     E.  Definitions
         -----------

         As used in Section V. C. and D., the terms Retirement Date, Normal
         Retirement Date, Deferred Retirement Date and Early Retirement Date shall have the respective meanings given such terms (or any comparable substitute terms or concepts) set forth in the Company's primary retirement plan applicable to you upon your retirement.

     F.  All Other Employment Terminations
         ---------------------------------

         For all other terminations of employment, any unvested option will not vest and vested option shares will cease to be exercisable on the date of termination, except to the extent that the Committee may determine otherwise.


                                      -5-


VI. CHANGE IN CONTROL PROVISIONS
    ----------------------------

     A.  Change in Control
         -----------------

         Upon the occurrence of a "change in control" of MMC, as defined in the Plan, all stock options you hold will become fully exercisable and vested, and any restrictions contained in the terms and conditions of the option grants shall lapse.

     B.  Additional Payment
         ------------------

         If you exercise option shares that have become exercisable because of a change in control, all or a portion of the gain (the total market price for the shares on the date of exercise minus the total exercise price) on those shares may be subject to a 20% federal excise tax. The excise tax is imposed when the gain (plus any other payments which are determined to be contingent on a change in control) is more than 2.999 times the average of your last five years W-2 earnings.

         If a change in control occurs and you exercise stock options whose vesting has been accelerated, MMC will determine if the excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the Additional Payment) equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC for the difference.

VII. OTHER PROVISIONS
     ----------------

     A. Neither the granting of an award nor any exercise thereof gives you any right to continue to be employed by the Company, or restricts, in any way, the right of your employer to terminate your employment at any time for any reason not specifically prohibited by law.

     B. During your lifetime, an option shall be exercisable only by you, and no right thereunder shall be transferable except by will or the laws of descent and distribution.

     C. Neither you nor any person entitled to exercise your rights in the event of your death shall have any of the rights of a stockholder with respect to the shares of MMC common stock subject to an option, unless, and until, you have exercised the option, paid the full price thereof, and have received the shares so acquired.

     D. MMC is not liable for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of MMC common stock subject to an option or otherwise pursuant to the Plan which results from the inability of MMC to obtain, or in any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares.

     E. An award is subject to all of the terms and conditions of the Plan and your acceptance of an award shall constitute your agreement to the terms and conditions of the Plan and the administrative regulations of the Committee. Your acceptance of an award constitutes your agreement that the shares of MMC common stock acquired hereunder will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations. In the event of any conflict between the Plan and the terms and conditions of the Plan, the Plan shall prevail.


                                       -6-


     F. An option shall be exercised in accordance with, and awards shall be subject to, such additional administrative regulations as the Committee may from time to time adopt. All decisions of the Committee upon any questions arising under the Plan or under these terms and conditions shall be conclusive and binding.

     G. The Plan, and the granting and exercising of options or awards thereunder, and the obligations of MMC and employees under the Plan, shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, including, but not limited to, tax and securities regulations. This provision takes precedence over all aforementioned terms and conditions.

Please retain this document in your permanent records. If you have any questions regarding the Plan or your stock option grant, please contact Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or Mr. Emmanuel C.
Victorino, Senior Executive Compensation Administrator, at 212/345-3543. Both also can be reached via internal electronic mail (Lotus Notes) or the internet
(kelly.gamble@mmc.com; emmanuel.c.victorino@mmc.com).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's
Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26,
2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble or Mr.
Emmanuel C. Victorino as indicated above.

Attachments
- -----------

Non-Solicitation Agreements
Notice of Exercise of Option Letters
Sample Endorsement of Stock Certificate
Tax Information Memorandum


                                       -7-


                   Sample Notice of Exercise of Option Letter
                       Payment with Cash by U.S. Employees
                       -----------------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would like to exercise the stock option granted to me on  __________________ to acquire __________ shares of
Marsh & McLennan Companies, Inc. common stock at U.S.$_______________ per share. Enclosed is a check for
U.S.$_______________  representing the full payment for this option exercise.

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        SS#:       _______________________
               ----------------------------------

      Address:
               ----------------------------------



(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------

Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

(Include one of the following sentences for nonqualified stock option exercises only.)

I authorize the Company to withhold a sufficient number of shares from the amount I would otherwise be due to receive as a result of this option exercise, in order to cover all applicable payroll taxes.

I agree to remit a check for all applicable payroll taxes upon the Company's request and understand that the shares will not be released until the tax payment has been received by you. (My office telephone number is ____________.)

Sincerely,




                   Sample Notice of Exercise of Option Letter
                 Payment with Shares and Cash by U.S. Employees
                 ----------------------------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would like to exercise the stock option granted to me on ____________________ to acquire _________ shares of Marsh & McLennan Companies, Inc. common stock at U.S.$_____________  per share.  Therefore, the cost of this option exercise is U.S.$______________.

In payment for this exercise, enclosed are ________ shares of MMC common stock (which I have owned for at least six months) of which I am using ________* shares to be valued at U.S.$_____________/share* (the
Fair Market Value of MMC common stock on ______________*), for a total market value of U.S.$_____________*.
I understand that I must send you a check for the balance of the exercise cost within five business days.

           *[Note:  To be filled in by the Company upon receipt of letter.]

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        SS#:       _________________________
               ----------------------------------

      Address:
               ----------------------------------



(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------

Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

(Include one of the following sentences for nonqualified stock option exercises only.)

I authorize the Company to withhold a sufficient number of shares from the amount I would otherwise be due to receive as a result of this option exercise, in order to cover all applicable payroll taxes.

I agree to remit a check for all applicable payroll taxes upon the Company's request and understand that the shares will not be released until the tax payment has been received by you. (My office telephone number is ____________.)

Sincerely,




This  Document  Constitutes  Part Of A  Prospectus  Covering  Securities  That
Have Been Registered Under The Securities Act Of 1933.


                           MARSH & McLENNAN COMPANIES
              2000 SENIOR EXECUTIVE INCENTIVE AND STOCK AWARD PLAN
              ----------------------------------------------------


Terms and Conditions for [Grant Date] Award of Incentive and Nonqualified Stock Options
                            to U.S. Grant Recipients
                            ------------------------


The award of incentive stock options (as such term is defined under Section 422 of the Internal Revenue Code of 1986) and nonqualified stock options granted on [Grant Date] under the Marsh & McLennan Companies ("MMC") 2000 Senior Executive
Incentive and Stock Award Plan (the "Plan") is subject to the following terms and conditions:

I. VESTING OF OPTION
   -----------------

    Subject to your continued employment, twenty-five percent (25%) of the aggregate number of shares covered by these options will vest and become exercisable each [Anniversary Date] beginning [First Anniversary of Grant
    Date]. Subject to the provisions in Section VI herein, in the event of your Death, Permanent Disability, Early, Normal or Deferred Retirement, unvested options will vest at such termination and become exercisable. For all other terminations of employment, unvested options will not vest and vested options will cease to be exercisable as of the date of such termination.

II. METHOD OF EXERCISE
    ------------------

    When you decide to exercise a stock option, you must follow the steps set forth below. Your option exercise will be effective the date on which we receive your stock option exercise letter (the "Notice of Exercise of Option
    Letter"), option exercise payment and Non-Solicitation Agreement or, if received on different days, the later of those dates.

    A.  Notice of Exercise of Option Letter
        -----------------------------------

        Send your Notice of Exercise of Option Letter to:

        For MMC Insiders (i.e.,
        MMC Executive Officer, MMC Controller)  For All Other Option Holders
        --------------------------------------  ----------------------------
        Kelly Gamble                            Emmanuel C. Victorino
        Senior Manager, Global Compensation     Senior Executive Compensation
        Administrator
        Marsh & McLennan Companies, Inc.        Marsh & McLennan Companies, Inc.
        1166 Avenue of the Americas             1166 Avenue of the Americas
        New York, New York l0036-2774           New York, New York 10036-2774
        Facsimile Number: (212) 345-4767        Facsimile Number: (212) 345-4767

        The Notice of Exercise of Option Letter should follow the format of one of the attached sample letters. Your letter must set forth the following information:


                                       -1-


         l. The number of shares that you wish to acquire through your option exercise, the grant date of the option and the type of option you are exercising (incentive stock option or nonqualified stock option); and

         2. The method of payment for exercising the option: U.S. dollars, MMC common stock, or a combination of U.S. dollars and MMC common stock;
            and

         3. The method of payment for applicable withholding taxes (for nonqualified stock option only): cash payment or share withholding;
            and

         4. The method of share distribution:

            a.  For shares distributed electronically in book entry form;
                include company name, contact person, Depository Trust Company
                ("DTC") number, telephone and facsimile number.

            b. For shares distributed in stock certificate form; include the number of certificates to be prepared, the address to which they should be distributed, and (if different) the address to which other shareholder communications and dividends (with respect to these certificates) should be directed.

         We will not accept oral notices of exercise of options, and you must purchase a minimum of 200 shares (unless acquiring all vested shares from the option grant).

    B.  Payment
        -------

        Notice of Exercise of Option Letters will not be processed until we receive payment. Payment may be made with (l) U.S. dollars, (2) MMC common stock or (3) a combination of U.S. dollars and MMC common stock as follows:

        l. Payment with U.S. Dollars
           -------------------------

           Send a certified or bank check, payable to Marsh & McLennan
           Companies, Inc., for the full amount of the exercise price, or wire transfer the full amount in U.S. dollars to account number xxx-x-xxxxxx (ABA #xxxxxxxxx) at Chase Manhattan Bank in New York.
           Wire transfers are not considered "received" until the date on which Chase confirms that the funds have been transferred to our account.

        2. Payment with Shares of MMC Common Stock*
           ----------------------------------------

           You may pay for the exercise of an option by tendering shares of MMC common stock (including shares acquired from a stock option exercise or stock award vesting) which you have owned for at least six months prior to the exercise date, having a value equal to or greater than the aggregate exercise price, as follows:



- --------------------------------------------------------------------------------
* Shares acquired through the exercise of an incentive stock option will result in a disqualifying disposition unless those shares have been held for at least two years from the date of grant and one year from the date of exercise.


                                       -2-


         a. Delivery of Stock Certificate(s)
            --------------------------------

            The stock certificate(s) must be delivered to MMC

            (1) endorsed to Marsh & McLennan Companies, Inc. (the assignee)
                                     - or -
            (2) accompanied by a stock power endorsed to Marsh & McLennan
                Companies, Inc.

            The endorsement must be identical to the registrant's name indicated on the face of the certificate. The signature of endorsement must be guaranteed by a commercial bank or stockbroker. Attached is a sample of an endorsed stock certificate. [Note: If the certificate is mailed, you might consider making the endorsement on a stock power
            (2 above), and then mailing it separately.]

         b. Valuation of Shares
            -------------------

            Any shares delivered as either partial or full payment of the exercise price of an option will be valued at the Fair Market Value of MMC common stock. Fair Market Value on a given date means the per share value of stock as determined by using the average of the high and low selling prices of such stock on the immediately preceding date (or, if the New York Stock Exchange was not open that day, the next preceding day that the NYSE was open for trading and the stock was traded) as reported for such date in the table entitled "NYSE
            Composite Transactions", contained in The Wall Street Journal or an equivalent successor table. For example, for a stock option exercise on April 5th, the Fair Market Value of shares tendered, on a per share basis, would be the average of the high and low selling prices of MMC common stock on April 4th.

            If the stock submitted for payment exceeds the number of shares required, the excess shares will be returned to you.

        3. Payment with a Combination of U.S. Dollars and MMC Common Stock
           ---------------------------------------------------------------

           As noted in "Valuation of Shares" above, shares used in payment of your stock option exercise will be valued at the Fair Market Value of MMC common stock. Once the value of the shares tendered has been determined, you will owe MMC a check if the value of the tendered shares is less than the aggregate exercise price. Failure to pay the full purchase price within five days of the date of exercise may void the Notice of Exercise of Option Letter.

    C.  Non-Solicitation Agreement
        --------------------------

        You must sign a Non-Solicitation Agreement in order to exercise the [Grant Date] stock option, unless you are exercising the option after taking Normal or Deferred Retirement.

        l. While Employed
           --------------

           A Non-Solicitation Agreement must accompany your Notice of Exercise of Option Letter. The Agreement must follow the form of the sample
           Agreement attached in this package and be signed and dated by you. We recommend you retain a copy of the Agreement for your records and consult an attorney before signing the Agreement.


                                       -3-


        2. Upon Early Retirement
           ---------------------

           If you take early retirement, you must sign the Non-Solicitation
           Agreement that is described in Section VI in order to keep a vested option from expiring. A sample Agreement is attached for your use if you take early retirement and have a vested option.

III. WITHHOLDING TAXES
     -----------------

     A. Nonqualified Stock Options
        --------------------------

        Payment of withholding taxes (including FICA) is required by law when a nonqualified stock option is exercised. An election to satisfy all applicable withholding taxes, either (1) by check or (2) by having a sufficient number of the shares resulting from the option exercise retained by MMC, must be made on or before the exercise date (see sample letters). If such an election is not made by that time then, by default, shares will be retained to satisfy the tax withholding obligation. The election to have shares withheld is irrevocable but is subject to disapproval by the Compensation Committee of the MMC Board of Directors
        (the "Committee"). Such shares will be valued at the Fair Market Value of MMC common stock.

     B. Incentive Stock Options
        -----------------------

        There are no applicable withholding taxes required on the exercise of an incentive stock option or on the disqualifying disposition of shares received pursuant to such an exercise.

IV.  REGISTRATION AND DISTRIBUTION OF SHARES
     ---------------------------------------

     A. The shares from your stock option exercise will be registered as specified in your Notice of Exercise of Option Letter, after you have fully paid for your exercise. The shares may be registered only in your name or that of you and your spouse as joint tenants.

     B. The shares from your stock option exercise will be distributed as specified in your Notice of Exercise of Option Letter, after you have satisfied your payroll tax obligation.

     C. When you exercise your stock option, you will receive written confirmation of the transaction.

     D. Shares received upon your exercise of a stock option will be registered in your name (or you and your spouse as joint tenants, at your request) as of the date of exercise, and you will receive the quarterly dividend so long as you remain a registered shareholder on the dividend record date.

V.   DISQUALIFYING DISPOSITION
     -------------------------

     If you sell, exchange or transfer title, in any way, of the shares of MMC common stock acquired through an incentive stock option exercise within one year after the acquisition of such shares or two years from the date of grant, you should notify MMC of the disposition and amount realized. The ordinary income resulting from the disposition must be reported by MMC on Form W-2, although the income is not subject to tax withholding.


                                       -4-


VI.  TERMINATION OF EMPLOYMENT
     -------------------------

     If your employment with MMC or any of its subsidiaries or affiliates (the
     Company) terminates, the following shall apply:

     A.  Death
         -----

         In the event of your death, any unvested option will vest and become exercisable. The person or persons to whom your rights under the option shall pass by will or the laws of descent and distribution shall be entitled to exercise such option within one year after the date of death, but in no event shall the option be exercised beyond the expiration date of the grant.

     B.  Permanent Disability
         --------------------

         Should you terminate due to total and permanent disability as determined under MMC's long-term disability program, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your termination of employment, but in no event beyond the expiration date of the grant.
         The exercise of an incentive stock option more than one year after permanent disability will result in the loss of favorable tax treatment, and the award will be taxed as a nonqualified stock option.

     C.  Normal or Deferred Retirement
         -----------------------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. Vested option shares shall be exercisable after your Retirement Date (whether such Retirement Date is a Normal Retirement Date or Deferred Retirement
         Date), but in no event beyond the expiration date of the grant. The exercise of an incentive stock option more than 90 days after normal or deferred retirement will result in the loss of favorable tax treatment, and the award will be taxed as a nonqualified stock option.

     D.  Early Retirement
         ----------------

         In the event of retirement from the Company, any unvested option will vest at such termination and become exercisable. In the case of your Retirement Date being an Early Retirement Date, any then vested option shares shall continue to be exercisable for five years from your Early
         Retirement Date, but in no event beyond the expiration date of the grant, provided that you execute the attached Non-Solicitation
         Agreement for Early Retirees, and in fact do, comply with said
         Non-Solicitation Agreement, for a period of three years commencing with your Early Retirement Date, or such lessor period as may be applicable, it being understood that failure to comply with said Non-Solicitation
         Agreement will cause your early retirement to be governed by the provisions of "F. All Other Employment Terminations", below. The exercise of an incentive stock option more than 90 days after early retirement will result in the loss of favorable tax treatment, and the award will be taxed as a nonqualified stock option.

     E.  Definitions
         -----------

         As used in Section VI. C. and D., the terms Retirement Date, Normal
         Retirement Date, Deferred Retirement Date and Early Retirement Date shall have the respective meanings given such terms (or any comparable substitute terms or concepts) set forth in the Company's primary retirement plan applicable to you upon your retirement.


                                       -5-


     F.  All Other Employment Terminations
         ---------------------------------

         For all other terminations of employment, any unvested option will not vest and vested option shares will cease to be exercisable on the date of termination, except to the extent that the Committee may determine otherwise.

VII. CHANGE IN CONTROL PROVISIONS
     ----------------------------

     A.  Change in Control
         -----------------

         Upon the occurrence of a "change in control" of MMC, as defined in the Plan, all stock options you hold will become fully exercisable and vested, and any restrictions contained in the terms and conditions of the option grants shall lapse.

     B.  Additional Payment
         ------------------

         If you exercise option shares that have become exercisable because of a change in control, all or a portion of the gain (the total market price for the shares on the date of exercise minus the total exercise price) on those shares may be subject to a 20% federal excise tax. The excise tax is imposed when the gain (plus any other payments which are determined to be contingent on a change in control) is more than 2.999 times the average of your last five years W-2 earnings.

         If a change in control occurs and you exercise stock options whose vesting has been accelerated, MMC will determine if the excise tax is payable. If it is payable, MMC will pay to you, within five days of making the computation, an amount of money (the Additional Payment) equal to the excise tax plus additional amounts for federal, state and local taxes so that the excise tax and income taxes on the excise tax payment will not cost you any money. If the Additional Payment is later determined to be less than the amount of taxes you owe, a further payment will be made to you. If the Additional Payment is more than the amount you owe, you will be required to reimburse MMC for the difference.

VIII. OTHER PROVISIONS
      ----------------

     A. Neither the granting of an award nor any exercise thereof gives you any right to continue to be employed by the Company, or restricts, in any way, the right of your employer to terminate your employment at any time for any reason not specifically prohibited by law.

     B. During your lifetime, an option shall be exercisable only by you, and no right thereunder shall be transferable except by will or the laws of descent and distribution.

     C. Neither you nor any person entitled to exercise your rights in the event of your death shall have any of the rights of a stockholder with respect to the shares of MMC common stock subject to an option, unless, and until, you have exercised the option, paid the full price thereof, and have received the shares so acquired.

     D. MMC is not liable for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of MMC common stock subject to an option or otherwise pursuant to the Plan which results from the inability of MMC to obtain, or in any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of MMC common stock, if counsel for MMC deems such authority necessary for the lawful issuance or transfer of any such shares.


                                       -6-


     E. An award is subject to all of the terms and conditions of the Plan and your acceptance of an award shall constitute your agreement to the terms and conditions of the Plan and the administrative regulations of the Committee. Your acceptance of an award constitutes your agreement that the shares of MMC common stock acquired hereunder will not be sold or otherwise disposed of by you in violation of any applicable securities laws or regulations. In the event of any conflict between the Plan and the terms and conditions of the Plan, the Plan shall prevail.

     F. An option shall be exercised in accordance with, and awards shall be subject to, such additional administrative regulations as the Committee may from time to time adopt. All decisions of the Committee upon any questions arising under the Plan or under these terms and conditions shall be conclusive and binding.

     G. The Plan, and the granting and exercising of options or awards thereunder, and the obligations of MMC and employees under the Plan, shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, including, but not limited to, tax and securities regulations. This provision takes precedence over all aforementioned terms and conditions.

Please retain this document in your permanent records. If you have any questions regarding the Plan or your stock option grant, please contact Ms. Kelly Gamble, Senior Manager, Global Compensation, at 212/948-3523 or Mr. Emmanuel C.
Victorino, Senior Executive Compensation Administrator, at 212/345-3543. Both also can be reached via internal electronic mail (Lotus Notes) or the internet
(kelly.gamble@mmc.com; emmanuel.c.victorino@mmc.com).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Annual Report on Form 10-K of MMC for its last fiscal year, MMC's
Registration Statement on Form 8 dated February 3, 1987, describing MMC common stock, including any amendment or reports filed for the purpose of updating such description, and MMC's Registration Statement on Form 8-A/A dated January 26,
2000, describing the Preferred Stock Purchase Rights attached to the common stock, including any further amendment or reports filed for the purpose of updating such description, which have been filed by MMC under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein.

All documents subsequently filed by MMC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the end of MMC's last fiscal year and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Participants may receive without charge, upon written or oral request, a copy of any of the documents incorporated herein by reference and any other documents that constitute part of this Prospectus by contacting Ms. Kelly Gamble or Mr.
Emmanuel C. Victorino as indicated above.

Attachments
- -----------
Non-Solicitation Agreements
Notice of Exercise of Option Letters
Sample Endorsement of Stock Certificate
Tax Information Memorandum


                                       -7-



                        Marsh & McLennan Companies, Inc.
            Non-Solicitation Agreement for Exercise of Stock Options
            --------------------------------------------------------

In order to receive the benefits afforded by the Marsh & McLennan Companies 1988
Incentive and Stock Award Plan, the Marsh & McLennan Companies l992 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1997 Senior Executive
Incentive and Stock Award Plan, the Marsh & McLennan Companies 2000 Senior
Executive Incentive and Stock Award Plan or any successor plan thereto
(collectively, the "Plan"), as each may be amended from time to time, I, the undersigned, agree that if my employment with Marsh & McLennan Companies, Inc.
or one of its subsidiaries (the "Company") terminates for any reason other than death or total disability within three (3) years after exercising the option granted to me on __________________ under the Plan, I will not, for a period of two (2) years from date of termination, directly or indirectly, as a sole proprietor, member of a partnership, or stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation except for the benefit of the Company:

      (a)solicit or accept business of the type offered by the Company during my term of employment with the Company, or perform or supervise the performance of any services related to such type of business, from or for (i) clients or prospects of the Company or its affiliates who were solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such clients or prospects; or (ii) any former client of the Company or its affiliates who was such within two (2) years prior to my termination of employment and who was solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such former clients; or

      (b)solicit any employee of the Company who reported to me directly or indirectly to terminate his employment with the Company for the purpose of competing with the Company.

I recognize and acknowledge that the Company's trade secrets and confidential or proprietary information, including such trade secrets or information as may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which were essential to the performance of my duties while in the employ of the Company. I will not, during or after the term hereof, in whole or in part, disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall I make use of any such property for my own purposes or for the benefit of any person, firm, corporation or other entity (except the Company) under any circumstances, during or after the term hereof, provided that after the term hereof, these restrictions shall not apply to such secrets or information which are then in the public domain (provided that I was not responsible, directly or indirectly, for such secrets or information entering the public domain without the Company's consent).

Without limiting any other remedies which may be available to it under applicable law, the Company shall be entitled to monetary damages under this agreement, which may include, but not be limited to, the gain on exercise of the option computed as the difference between the option price and the market price on the date of exercise multiplied by the number of shares exercised.

I understand that the agreement applies only to this particular option grant and does not take precedence over or affect other non-solicitation agreements that I may have with the Company.

This agreement shall be construed in accordance with the laws of the State of New York.

Name (Print):                                     SS#:
            ------------------------------            --------------------------

Signature:                                        Date:
            ------------------------------            --------------------------




                        Marsh & McLennan Companies, Inc.
                  Non-Solicitation Agreement for Early Retirees
                  ---------------------------------------------


In order to extend the expiration date of Participant's stock option granted on (grant date(s)) under the Marsh & McLennan Companies 1988 Incentive and Stock
Award Plan, the Marsh & McLennan Companies 1992 Incentive and Stock Award Plan, the Marsh & McLennan Companies 1997 Senior Executive Incentive and Stock Award
Plan, the Marsh & McLennan Companies 2000 Senior Executive Incentive and Stock
Award Plan or any successor plan thereto (collectively, the "Plan"), as each may be amended from time to time, beyond (early retirement date), his Early
Retirement Date at (employer), to the earlier of (expiration date) or the original expiration date of the applicable grant, Participant agrees that until (early retirement date + 3 years) he will not, directly or indirectly, as a sole proprietor, member of a partnership, or stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation:

      (a)solicit or accept business of the type offered by Marsh & McLennan
Companies, Inc. or one of its subsidiaries (the "Company") during my term of employment with the Company, or perform or supervise the performance of any services related to such type of business, from or for (i) clients or prospects of the Company who were solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such clients or prospects; or (ii) any former client of the Company or its affiliates who was such within two (2) years prior to my termination of employment and who was solicited or serviced directly by me or where I supervised, directly or indirectly, in whole or in part, the solicitation or servicing activities related to such former clients; or

      (b)solicit any employee of the Company who reported to me directly or indirectly to terminate his employment with the Company for the purpose of competing with the Company.

Participant recognizes and acknowledges that the Company's trade secrets and confidential or proprietary information, including such trade secrets or information as may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which are essential to the performance of the duties of Participant hereunder. Participant will not, during or after the term hereof, in whole or in part, disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall Participant make use of any such property for his own purposes or for the benefit to any person, firm, corporation or other entity (except the Company) under any circumstances, during or after the term hereof, provided that after the term hereof these restrictions shall not apply to such secrets or information which are then in the public domain (provided that he was not responsible, directly or indirectly, for such secrets or information entering the public domain without the Company's consent).



Name (Print):                                     SS#:
            ------------------------------            --------------------------

Signature:                                        Date:
            ------------------------------            --------------------------




                   Sample Notice of Exercise of Option Letter
                       Payment with Cash by U.S. Employees
                       -----------------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would like to exercise the (indicate  incentive or nonqualified) stock option granted to me on
__________________ to acquire __________ shares of Marsh & McLennan Companies,  Inc. common   stock
at U.S.$_______________ per share.  Enclosed is a check for U.S.$_______________ representing the full payment for this option exercise.

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        SS#:       _______________________
               ----------------------------------

      Address:
               ----------------------------------



(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------

Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

(Include one of the following sentences for nonqualified stock option exercises only.)

I authorize the Company to withhold a sufficient number of shares from the amount I would otherwise be due to receive as a result of this option exercise, in order to cover all applicable payroll taxes.

I agree to remit a check for all applicable payroll taxes upon the Company's request and understand that the shares will not be released until the tax payment has been received by you. (My office telephone number is ____________.)

Sincerely,




                   Sample Notice of Exercise of Option Letter
                 Payment with Shares and Cash by U.S. Employees
                 ----------------------------------------------

Date

Mr. Emmanuel C. Victorino                     [Note: Those employees who are insiders
Senior Executive Compensation Administrator   (i.e., MMC Executive Officer or MMC Controller) should
Marsh & McLennan Companies, Inc.              direct their correspondence to Ms. Kelly Gamble, Senior Manager,
1166 Avenue of the Americas                   Global Compensation.]
New York, NY  10036-2774

Dear Manny:

I would like to exercise the (indicate  incentive or nonqualified) stock option granted to me on
____________________ to acquire _________ shares of Marsh & McLennan Companies, Inc. common stock at  U.S.$_____________  per share.  Therefore,  the cost of this option exercise is U.S.$______________.

In payment for this exercise, enclosed are ________ shares of MMC common stock (which I have owned for at least six months) of which I am using ________* shares to be valued at U.S.$_____________/share*
(the Fair Market Value of MMC common stock on ______________*), for a total market value of
U.S.$_____________*. I understand that I must send you a check for the balance of the exercise cost within five business days.

           *[Note:  To be filled in by the Company upon receipt of letter.]

Also enclosed is a non-solicitation agreement signed by me.

Please register the shares as follows:

      Name:                                        SS#:       _________________________
               ----------------------------------

      Address:
               ----------------------------------

(Include one of the two following sentences.)

Please distribute the shares via book entry form as follows:


      Company:                                     DTC #:
               ----------------------------------           ------------------------

      Contact:                                     Tele. #:
               ----------------------------------           ------------------------

                                                   Fax #:
                                                            ------------------------

Please distribute the shares in stock certificate form as follows:

      _______ certificates for _______ shares each and 1 certificate for _______ shares to:

      Name:
               -------------------------------

      Address:
               -------------------------------


               -------------------------------

(Include one of the following sentences for nonqualified stock option exercises only.)

I authorize the Company to withhold a sufficient number of shares from the amount I would otherwise be due to receive as a result of this option exercise, in order to cover all applicable payroll taxes.

I agree to remit a check for all applicable payroll taxes upon the Company's request and understand that the shares will not be released until the tax payment has been received by you. (My office telephone number is ____________.)

Sincerely,